                               26,700,000 SHARES
                       MANAGED HIGH YIELD PLUS FUND INC.

                               ----------------

  Managed High Yield Plus Fund Inc. ("Fund") is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to seek high income. Its secondary investment objective is to seek capital appreciation. The Fund will seek to achieve these objectives by investing primarily in a professionally managed, diversified portfolio of lower-rated, income-producing debt and related equity securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in: (i) income-producing debt securities that are rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc., lower than a BBB rating by Standard & Poor's or comparably rated by another nationally recognized rating agency) or that are unrated and that the Fund's investment adviser, Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), has determined to be of comparable quality; and (ii) equity securities (including common stocks and rights and warrants for equity securities) that are attached to, or are part of a unit including, such debt securities.

  Lower-rated securities (commonly known as "junk bonds") are subject to special risks, including greater price volatility and a greater risk of loss of principal and non-payment of interest. Up to 35% of the Fund's total assets may be invested in securities of foreign issuers, including issuers in emerging market countries, but no more than 15% of the Fund's total assets may be invested in securities that are denominated in currencies other than the U.S. dollar. SEE "SPECIAL CONSIDERATIONS AND RISK FACTORS."

  The Fund is offering its shares of common stock, par value $.001 per share ("Shares"). Prior to this offering, there has been no market for the Shares. The Shares have been approved for listing, subject to notice of issuance, on the New York Stock Exchange under the symbol "HYF." Shares of closed-end management investment companies frequently trade at discounts from their net asset values, and the Fund's Shares may also trade at a discount. The risks associated with this characteristic of closed-end management investment companies may be greater for investors purchasing Shares in this initial public offering and expecting to sell their Shares soon after its completion. The minimum investment in this offering is 100 Shares ($1,500).

  This Prospectus concisely sets forth certain information an investor should know before investing and should be retained for future reference. A Statement of Additional Information ("SAI") dated June 24, 1998 has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. A Table of Contents for the SAI is set forth as the last section of this Prospectus. A copy of the SAI can be obtained without charge by writing to the Fund, by contacting your investment executive or by calling toll-free (800) 852-4750.
                                                  (Continued on following page)

                               ----------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================
                                               Price to    Sales   Proceeds to
                                                Public    Load (1)   Fund (2)
-------------------------------------------------------------------------------
Per Share..................................     $15.00      NONE      $15.00
-------------------------------------------------------------------------------
Total......................................  $400,500,000   NONE   $400,500,000
-------------------------------------------------------------------------------
Total Assuming Full Exercise of Over-Allot-
 ment Option (3)...........................  $460,575,000   NONE   $460,575,000
================================================================================

                                                  (Footnotes on following page)
                               ----------------

  The Shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters, and subject to their right to reject orders in whole or in part. It is expected that delivery of the Shares will be made in New York City on or about June 30, 1998.

                               ----------------

                           PAINEWEBBER INCORPORATED

                               ----------------

                 THE DATE OF THIS PROSPECTUS IS JUNE 24, 1998.

  IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE SHARES OF THE FUND AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH TRANSACTIONS MAY BE EFFECTED ON THE NEW YORK STOCK EXCHANGE, IN THE NASDAQ MARKET OR OTHERWISE. SUCH STABILIZATION, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME. SEE "UNDERWRITING."

                               ----------------

(Continued from cover page)

  The Fund expects to use leverage through bank borrowings or other transactions involving indebtedness or through the issuance of preferred stock. Initially, the Fund intends to borrow an amount equal to approximately 25% of its total assets, but it may use leverage up to 33 1/3% of its total assets (in each case including the amount obtained through leverage). The Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to Shareholders than the Fund could obtain over time without leverage. Leverage creates an opportunity for increased income and capital appreciation for Shareholders, but at the same time, it creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. SEE "OTHER INVESTMENT PRACTICES--LEVERAGE."

  The Fund is designed for investors who are willing to assume additional risk in return for the potential for high income and, secondarily, capital appreciation. An investment in the Fund may be speculative in that it involves a high degree of risk. It should not constitute a complete investment program. Investors should carefully assess the risks associated with an investment in the Fund. No assurance can be given that the Fund will achieve its investment objectives.

                               ----------------

(Footnotes from cover page)

(1) PaineWebber Incorporated (not the Fund) will pay a commission to the Underwriters from its own assets in the amount of 5% of the Price to Public per Share. In connection with the sale of the Shares offered hereby, the Fund and Mitchell Hutchins have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933. See "Underwriting."
(2) Before deducting organizational expenses payable by the Fund, estimated at $55,000, which will be expensed during the first year of the Fund's operations.
(3) Assuming exercise in full of the 45-day option granted by the Fund to the Underwriters to purchase up to 4,005,000 additional Shares, on the same terms, solely to cover over-allotments. See "Underwriting."

                               PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and in the Statement of Additional Information ("SAI"). Investors should carefully consider information set forth under the heading "Special Considerations and Risk Factors" below.

The Fund................  Managed High Yield Plus Fund Inc. ("Fund") is a newly organized, diversified, closed-end management investment company. See "The Fund."

The Offering............  The Fund is offering 26,700,000 shares of common stock, par value $.001 per share ("Shares"), through a group of underwriters ("Underwriters") led by PaineWebber Incorporated ("PaineWebber"). The Underwriters have been granted an option to purchase up to 4,005,000 additional Shares solely to cover over-allotments, if any. The initial public offering price is $15 per Share. The minimum investment in the offering is 100 Shares ($1,500). See "Underwriting."

No Sales Charge.........  The Shares will be sold during the initial public offering without any sales load or underwriting discounts payable by investors or the Fund. In connection with the sale of Shares in this offering, PaineWebber (not the Fund) will pay a commission to the Underwriters from its own assets. See "Underwriting."

Investment Objectives
 and Policies...........  The Fund's primary investment objective is to seek high income. Its secondary investment objective is to seek capital appreciation.

                          The Fund will seek to achieve these objectives by
                           investing primarily in a professionally managed, diversified portfolio of lower-rated, income-producing debt and related equity securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in: (i) income-producing debt securities that are rated below investment grade (lower than a Baa rating by Moody's Investors Service, Inc. ("Moody's"), lower than a BBB rating by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or comparably rated by another nationally recognized statistical rating organization (collectively with Moody's and S&P, "Rating Agencies")) or that are unrated and that the Fund's investment adviser, Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), has determined to be of comparable quality; and (ii) equity securities (including common stocks and rights and warrants for equity securities) that are attached to, or are part of a unit including, such debt securities.

                          The Fund will seek to achieve its secondary objective
                           of capital appreciation by investing in debt or equity securities that Mitchell Hutchins expects may appreciate in value as a result of favorable developments affecting the business or prospects of the issuer, which may improve the issuer's financial condition and credit rating, or as a result of declines in long-term interest rates.

                          Lower-rated debt securities (commonly known as "junk
                           bonds") are subject to special risks, including greater price volatility and a greater risk of loss of principal and non-payment of interest. The determination of whether a security is in a particular rating category, and whether the percentage limitations described above are met, will be made at the time of investment. Mitchell Hutchins will assess rated securities on the basis of the highest rating assigned by any Rating Agency.

                          In certain market conditions, Mitchell Hutchins may
                           determine that securities rated investment grade (i.e., at least Baa by Moody's or BBB by S&P or comparably rated by another Rating Agency) offer significant opportunities for high income and capital appreciation with only a relatively small reduction in yield. In such conditions, the Fund may invest less than 65% of its total assets in lower-rated, income producing debt and related equity securities.

                          Mitchell Hutchins believes that the lower-rated
                           securities markets offer opportunities for active management to increase portfolio value. In selecting investments for the Fund, Mitchell Hutchins will rely on the expertise of the Fund's portfolio manager, as well as his team of analysts. The investment process will incorporate three key steps: industry selection, company selection and security selection. Industry selection consists of an analysis of economic factors, industry dynamics and yield spreads to determine which sectors of the market are the most attractive for investment. Company selection combines Mitchell Hutchins' proprietary financial forecasting model with fundamental credit analysis to determine which companies are the most attractive investment candidates. Consulting third party research and conducting company visits are also key components in this selection process. A security selection process is done to determine the appropriate type of security (such as lower-rated bonds, common stock, etc.). Final security selection will depend on relative values based on a company's anticipated cash flow, interest and asset coverage, leverage and earnings prospects. Mitchell Hutchins' portfolio management team will also utilize a disciplined sell strategy under which a security will be sold when the income or total return potential declines relative to its risk level, or when the security becomes overvalued when compared to its industry.

                          The Fund expects to use leverage through bank
                           borrowings or other transactions involving indebtedness or through the issuance of preferred stock. Initially, the Fund intends to borrow an amount equal to approximately 25% of its total assets, but it may use leverage up to 33 1/3% of its total assets (in each case including the amount obtained through leverage). The Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to Shareholders than the Fund could obtain over time without leverage. Leverage creates an opportunity for increased income and capital appreciation for Shareholders, but at the same time, it creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. See "Other Investment Practices--Leverage."

                          The Fund may invest up to 35% of its total assets in
                           investment grade securities of private or government issuers, equity securities of lower-rated or comparable issuers (issuers whose debt securities are lower-rated or who Mitchell Hutchins determines to be of comparable quality), money market instruments and municipal obligations.

                          Up to 35% of the Fund's total assets may be invested
                           in securities of foreign issuers, including issuers in emerging market countries. However, the Fund may not invest more than 15% of its total assets in securities that are denominated in currencies other than the U.S. dollar. Up to 15% of the Fund's total assets may be invested in securities that, at the time of purchase, are in default or whose issuers are the subject of bankruptcy proceedings. Investment in these securities is highly speculative and involves significant risk. The Fund may purchase these securities if Mitchell Hutchins believes that these securities have a potential for capital appreciation.

                          The Fund may also engage in other investment
                           practices, including forward commitments, repurchase agreements, reverse repurchase agreements, dollar rolls, lending of portfolio securities and short sales "against the box," and may purchase illiquid securities and when-issued and delayed delivery securities. The Fund may also invest in derivative instruments, including options, futures contracts, swaps and forward currency contracts.

                          The Fund may implement various temporary or defensive
                           strategies at times when Mitchell Hutchins determines that conditions in the markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its Shareholders. When unusual market or economic conditions occur, the Fund may, for temporary defensive purposes, invest up to 100% of its total assets, or for liquidity purposes, invest up to 35% of its total assets, in higher-rated debt securities, such as securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, bankers' acceptances or other bank obligations, commercial paper, or other income securities deemed by Mitchell Hutchins to be consistent with a defensive posture, or it may hold cash.

                          See "Investment Objectives and Policies," "Other
                           Investment Practices," "Special Considerations and Risk Factors," "Taxation" and "Investment Policies and Restrictions" in the SAI.

Investment Adviser and
 Administrator..........  Mitchell Hutchins, a wholly owned asset management subsidiary of PaineWebber, will serve as the Fund's investment adviser and administrator. Mitchell Hutchins provides investment advisory and portfolio management services to investment companies, pension funds and other institutional, corporate and individual clients. As of May 31, 1998, Mitchell Hutchins served as investment adviser or sub-adviser to 31 registered investment companies with 68 separate portfolios having aggregate assets of approximately $39.7 billion.

                          As compensation for its services, Mitchell Hutchins
                           will receive a fee, computed weekly and paid monthly, in an amount equal to the annual rate of 0.70% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage ("Managed Assets"). The investment advisory and administrative fee payable to Mitchell Hutchins during periods in which the Fund is utilizing leverage will be higher than when it is not doing so because the fee is calculated as a percentage of Managed Assets, which include assets purchased with leverage. See "Management of the Fund."

Listing.................  The Shares have been approved for listing, subject to notice of issuance, on the New York Stock Exchange ("NYSE") under the symbol "HYF." Prior to this offering, there has been no market for the Shares.

Dividends and Other
 Distributions..........  The Fund intends to distribute substantially all of its net investment income as monthly dividends. The initial dividend is expected to be paid approximately 60 days after the completion of the offering of the Shares. The Fund anticipates that a monthly dividend may, from time to time, represent more or less than the amount of net investment income earned by the Fund in the period to which the dividend relates. The Fund also intends to distribute annually to Shareholders substantially all of its realized net capital gains, if any. See "Dividends and Other Distributions; Dividend Reinvestment Plan."

Dividend Reinvestment
 Plan...................  The Fund has established a Dividend Reinvestment Plan
                           ("Plan") under which all Shareholders whose Shares are registered in their own names, or in the name of PaineWebber (or its nominee), will have all dividends and other distributions on their Shares automatically reinvested in additional Shares, unless such Shareholders elect to receive cash. Additional Shares acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, or, if the Shares are trading at or above net asset value, issued by the Fund. Shareholders who hold their Shares in the name of a broker or nominee other than PaineWebber (or its nominee) should contact that broker or nominee to determine whether, or how, they may participate in the Plan. See "Dividends and Other Distributions; Dividend Reinvestment Plan."

Mutual Fund Investment
 Option.................  Purchasers of Shares through PaineWebber in this offering will have an investment option consisting of the right to reinvest the net proceeds from a sale at the market price of such Shares (the "Original Shares") in any Class A shares of one of the PaineWebber Family of Mutual Funds ("Eligible Class A Shares") at its net asset value, without the imposition of the initial sales charge, provided that four conditions are satisfied. First, the Original Shares must have either been acquired in this offering or be Shares representing reinvested dividends from those Shares. Second, the Original Shares must have been continuously maintained in a PaineWebber securities account. Third, the sale of the Original Shares must be made through PaineWebber at least one year after the completion of this offering. Fourth, the net proceeds from the sale of Original Shares must be reinvested immediately in Eligible Class A Shares and there must be a minimum purchase of $1,500 to be eligible for the investment option. The reinvestment of net proceeds from the sale of Original Shares will not relieve the selling Shareholder of any income tax that may be payable on the sale. See "Mutual Fund Investment Option."

Share Repurchases and
 Tender Offers;
 Conversion to Open-End
 Fund...................  In recognition of the possibility that the Shares might trade at a discount from net asset value and that any such discount may not be in the best interest of Shareholders, the Fund's Board of Directors, in consultation with Mitchell Hutchins, from time to time, may consider the possibility of making open market Share repurchases or tender offers. There can be no assurance that the Board of Directors will decide to undertake either of these actions or that, if undertaken, such actions will result in the Shares trading at a price that is equal or close to net asset value per Share. The Board of Directors also may consider from time to time whether it would be in the best interests of the

                           Fund and its Shareholders to convert the Fund to an open-end investment company, but there can be no assurance that the Board of Directors will conclude that such a conversion is in those best interests. See "Description of Capital Stock."

Special Considerations
 and Risk Factors.......  General. The Fund is designed for investors who are willing to assume additional risk in return for the potential for high income and, secondarily, capital appreciation. An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. There is no assurance that the Fund will achieve its investment objectives. Investors should carefully consider their ability to assume the risks of owning shares of an investment company that invests in lower-rated income securities before making an investment in the Fund.

                          Certain Risks Associated with Investments in Lower-
                           Rated Securities. Most of the securities in which the Fund will invest will be below investment grade and considered speculative. Lower-rated securities generally offer a higher current yield than that available from higher-rated issues. However, lower-rated securities are subject to greater price volatility and a greater risk of loss of principal and non-payment of interest than higher-rated investments.

                          Lower-rated securities are especially subject to
                           adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to negative publicity or investor perceptions.

                          During periods of economic downturn, issuers of
                           lower-rated income securities, especially highly leveraged issuers, may experience financial stress, which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and they may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because lower-rated securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. In order for the Fund to enforce its rights in the event of a default on lower-rated securities, the Fund may be required to take possession of and manage collateral securing the issuer's obligations. This may increase the Fund's operating expenses and adversely affect the Fund's net asset value. The Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings.

                          Up to 15% of the Fund's total assets may be invested
                           in securities that, at the time of purchase, are in default or whose issuers are the subject of bankruptcy proceedings. Investment in these securities is extremely speculative and involves significant risk. These securities generally will not be producing income when they are purchased by the Fund, and they may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary investment objective of capital appreciation through investment in these securities, the Fund's ability to achieve current income for its Shareholders may be diminished.

                          Some or all of the securities in which the Fund
                           invests may be illiquid when purchased or subsequently may become illiquid. Debt securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the lower-rated income securities market, so this market may be less liquid than the market for higher-rated income securities, even under normal economic conditions. The Fund also may not be able readily to dispose of such securities at an amount that approximates that at which the Fund has valued them and may have to sell other investments if necessary to raise cash to meet its obligations. During periods of high demand in the lower-rated securities market, it may be difficult to acquire lower-rated securities appropriate for investment by the Fund. It may be more difficult to determine the fair value of illiquid securities for purposes of computing the Fund's net asset value. See "Investment Objectives and Policies."

                          Original Issue Discount, Zero Coupon and Payment-in-
                           Kind Securities. The Fund may invest in discount securities, including zero coupon securities, other securities issued with original issue discount ("OID") and payment-in-kind ("PIK") securities. Zero coupon securities pay no interest to holders prior to maturity. When a zero coupon security is held to maturity, its entire investment return comes from the difference between its purchase price and its maturity value. PIK securities may pay interest either in cash or in the form of additional securities.

                          Leverage. Leverage creates risks for Shareholders,
                           including the likelihood of greater volatility in the net asset value and market price of the Shares and the risk that fluctuations in interest rates on indebtedness or in the dividend rates on any preferred stock issued by the Fund may adversely affect the return to Shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. Even in the latter case, Mitchell Hutchins in its best judgment may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. The investment advisory and administrative fee payable to Mitchell Hutchins during periods in which the Fund is utilizing leverage will be higher than when it is not doing so because the fee is calculated as a percentage of Managed Assets, which include assets purchased with leverage. See "Other Investment Practices--Leverage" and "Management of the Fund."

                          Foreign Investments. Investments in foreign
                           securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and foreign issuers are subject. Investments in securities that are denominated in foreign currencies are subject to the risk that changes in foreign exchange rates may reduce the U.S. dollar value of those securities. These risks may be more acute with respect to the Fund's investments in emerging market countries. The special risks of foreign investing may include expropriation, confiscatory taxation, withholding taxes on interest, limitations on the use or transfer of Fund assets, difficulty in obtaining or enforcing a court judgment abroad, restrictions on the exchange of currencies and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. The costs attributable to foreign investing that the Fund must bear frequently are also higher than those attributable to domestic investing. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.

                          Hedging and Other Strategies Involving Derivative
                           Instruments. The Fund may invest in derivative instruments which entail special risks.

                           See "Other Investment Practices--Hedging and Other Strategies Using Derivative Instruments" and in the SAI, "Hedging and Other Strategies Using Derivative Instruments."

                          Market Price and Net Asset Value of Shares. Shares of
                           closed-end management investment companies frequently trade at a discount from their net asset value. Whether an investor will realize gains or losses upon the sale of Shares will not depend directly upon the Fund's net asset value, but will depend upon whether the market price of the Shares at the time of sale is above or below the investor's purchase price for the Shares. This market risk is separate and distinct from the risk that the Fund's net asset value may decrease, and it may be greater for investors who purchase Shares in the initial public offering and who expect to sell their Shares soon after the completion thereof. Accordingly, the Shares are designed primarily for long-term investors. Investors in Shares should not view the Fund as a vehicle for trading purposes. See "Special Considerations and Risk Factors--Market Price and Net Asset Value of Shares" and "Description of Capital Stock."

                          The net asset value of the Fund's Shares will
                           fluctuate with interest rate changes, as well as with price changes of the Fund's portfolio securities, and these fluctuations are likely to be greater during periods in which the Fund utilizes a leveraged capital structure. See "Other Investment Practices--Leverage."

                          Anti-Takeover Provisions. The Fund's Articles of
                           Incorporation contain provisions limiting (1) the ability of other entities or persons to acquire control of the Fund, (2) the Fund's freedom to engage in certain transactions and (3) the ability of the Fund's directors or Shareholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as "anti-takeover" provisions. These provisions could have the effect of depriving the Shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Shareholder who owns beneficially more than 5% of the Shares. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objectives and policies. See "Special Considerations and Risk Factors--Anti-Takeover Provisions," and "Description of Capital Stock--Certain Anti-Takeover Provisions in the Articles of Incorporation."

                                 FUND EXPENSES

  The following tables are intended to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly.

   SHAREHOLDER TRANSACTION EXPENSES
    Sales Load (as a percentage of offering price)......................  None
    Dividend Reinvestment Plan Fees.....................................  None
   ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON
    STOCK)(1)
    Investment Advisory and Administration Fees.........................  0.93%
    Interest Payments on Borrowed Funds.................................  2.05%
    Other Expenses......................................................  0.16%
                                                                          ----
     Total Annual Expenses..............................................  3.14%
                                                                          ====

--------
(1) See "Management of the Fund" for additional information. The table above assumes that the Fund will utilize leverage by borrowing in an amount equal to approximately 25% of the Fund's total assets (including the amount obtained from leverage) at an annualized interest rate of 6.15%. "Interest Payments on Borrowed Funds" and "Other Expenses" have been estimated. If the Fund does not use any leverage, the Fund anticipates that its annual operating expenses (as a percentage of net assets attributable to the Shares) would be approximately as follows: Investment Advisory and Administrative Fees-- 0.70%; Interest Payments on Borrowed Funds --0.00%; Other Expenses --0.16%; and Total Annual Expenses-- 0.86%. The Fund may utilize leverage up to 33 1/3% of the Fund's total assets (including the amount obtained from the leverage). See "Special Considerations and Risk Factors - Leverage" and "Other Investment Policies - Leverage."

EXAMPLE

  An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming (i) a 5% annual return; (ii) reinvestment of all dividends and other distributions at net asset value and
(iii) that the Fund will utilize leverage by borrowing in an amount equal to approximately 25% of the Fund's total assets (including the amount obtained from leverage) at an annualized interest rate of 6.15%:

            One Year               Three Years               Five Years               Ten Years
            --------               -----------               ----------               ---------
            $     32               $        96               $      164               $     343

  This Example assumes that the percentage amounts listed under Annual Expenses remain the same in the years shown (except that Annual Expenses have been reduced after the first year of the Fund's operations to reflect the absence of organizational expenses). The above tables and the assumption in this Example of a 5% annual return and reinvestment at net asset value are required by regulations of the Securities and Exchange Commission ("SEC") applicable to all closed-end investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares. In addition, while this Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan will receive Shares at the market price in effect at that time if that price is lower than net asset value. In the event the Fund does not utilize any leverage, an investor, would pay the following expenses based on the assumptions in this Example: One Year -- $9; Three Years -- $27; Five Years -- $47 and Ten Years -- $104.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                   THE FUND

  The Fund is a newly organized, diversified, closed-end management investment company and has registered as such under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund was incorporated under the laws of the State of Maryland on April 24, 1998 and has no operating history. The Fund's principal office is located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (212) 713-2000.

                                USE OF PROCEEDS

  The proceeds of this initial public offering are estimated at $400,500,000 ($460,575,000 if the Underwriters' over- allotment option is exercised in full) before payment of organizational expenses estimated at $55,000. The proceeds will be invested in accordance with the Fund's investment objectives and policies during a period not to exceed three months from the closing of the initial public offering. Pending such investment, the proceeds may be invested in U.S. dollar-denominated, high quality, short-term instruments. A portion of the Fund's organizational expenses has been advanced by Mitchell Hutchins and will be paid by the Fund upon completion of the initial public offering. There is no sales load or underwriting discount imposed on sales of Shares in the initial public offering. In connection with sales of Shares in this offering, PaineWebber (not the Fund) will pay a commission to the Underwriters from its own assets. PaineWebber (not the Fund) will bear the costs relating to the expenses of this offering. See "Underwriting."

                      INVESTMENT OBJECTIVES AND POLICIES

  The Fund's primary investment objective is to seek high income. Its secondary investment objective is capital appreciation. The Fund will seek to achieve these objectives by investing primarily in a professionally managed, diversified portfolio of lower-rated, income-producing debt and related equity securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in: (i) income-producing debt securities that are rated below investment grade (lower than a Baa rating by Moody's, lower than a BBB rating by S&P or comparably rated by another Rating Agency) or that are unrated and that Mitchell Hutchins has determined to be of comparable quality; and (ii) equity securities (including common stocks and rights and warrants for equity securities) that are attached to, or are part of a unit including, such debt securities. The Fund will seek to achieve its secondary objective of capital appreciation by investing in debt or equity securities that Mitchell Hutchins expects may appreciate in value as a result of favorable developments affecting the business or prospects of the issuer, which may improve the issuer's financial condition and credit ratings, or as a result of declines in long-term interest rates. By seeking to achieve both of its investment objectives, the Fund will seek to obtain high income plus capital appreciation for its Shareholders.

  Lower-rated securities (commonly known as "junk bonds") are subject to special risks, including greater price volatility and a greater risk of loss of principal and non-payment of interest. The determination of whether a security is in a particular rating category, and whether the above percentage limitations are met, will be made at the time of investment and will be based on of the highest rating assigned by any Rating Agency.

  In certain market conditions, Mitchell Hutchins may determine that securities rated investment grade (i.e., at least Baa by Moody's or BBB by S&P or comparably rated by another Rating Agency) offer significant opportunities for high income and capital appreciation with only a relatively small reduction in yield. In such conditions, the Fund may invest less than 65% of its total assets in lower-rated, income producing debt and related equity securities.

  Mitchell Hutchins believes that the lower-rated securities markets offer opportunities for active management to increase portfolio value. In selecting investments for the Fund, Mitchell Hutchins will rely on the expertise of the Fund's portfolio manager, as well as his team of analysts. The investment process will incorporate three key steps: industry selection, company selection and security selection. Industry selection consists of an analysis of economic factors, industry dynamics and yield spreads to determine which sectors of the market are the most attractive for investment. Company selection combines Mitchell Hutchins' proprietary financial forecasting model with fundamental credit analysis to determine which companies are the most attractive investment candidates. Consulting third party research and conducting company visits are also key components in this selection process. A security selection process is done to determine the appropriate type of security (such as lower-rated bonds, common stock, etc.). Final security selection will depend on relative values based on a company's anticipated cash flow, interest and asset coverage, leverage and earnings prospects. Mitchell Hutchins' portfolio management team will also utilize a disciplined sell strategy under which a security will be sold when the income or total return potential declines relative to its risk level, or when the security becomes overvalued when compared to its industry.

  The Fund also may invest up to 35% of its total assets in investment grade debt securities of private and government issuers, equity securities of lower-rated or comparable issuers (issuers whose debt securities are lower-rated or who Mitchell Hutchins determines to be of comparable quality), money market instruments and municipal obligations.

  Up to 35% of the Fund's total assets may be invested in securities of foreign issuers, including issuers in emerging market countries. However, the Fund may not invest more than 15% of its total assets in securities that are denominated in currencies other than the U.S. dollar. Up to 15% of the Fund's total assets may be invested in securities that, at the time of purchase, are in default or whose issuers are the subject of bankruptcy proceedings. Investment in these securities is highly speculative and involves significant risk. The Fund may purchase these securities if Mitchell Hutchins believes that they have a potential for capital appreciation.

  The Fund is designed for investors who are willing to assume additional risk in return for the potential for high income and, secondarily, capital appreciation. An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. There is no assurance that the Fund will achieve its investment objectives. Investors should carefully consider their ability to assume the risks of owning shares of an investment company that invests in lower-rated income securities before making an investment in the Fund.

PORTFOLIO SECURITIES
  The following summarizes some of the characteristics of the principal securities in which the Fund may invest. See the Statement of Additional Information for more information.

  Debt Obligations; Lower-Rated Securities. The lower-rated securities in which the Fund will invest are debt obligations, including bonds, debentures, notes, corporate loans and similar instruments and securities, and are generally unsecured. Mortgage and asset-backed securities are types of debt obligations, and income-producing, non-convertible preferred stocks may be treated as debt obligations for the Fund's investment purposes. Debt obligations are used by private and public issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Debt obligations are subject to varying degrees of risk of loss, and the prices (i.e., market values) of debt obligations fluctuate to varying degrees in response to changes in market interest rates.

  Investments in lower-rated securities are subject to a greater price volatility and a greater risk of loss than higher-rated investments and are considered by the Rating Agencies to be predominantly speculative, with limited protection of interest and principal payments. The lower-rated securities in which the Fund may invest include securities that are in default or that face the risk of default with respect to payments of principal or interest. Lower-rated securities generally offer a higher current yield than that available from higher-rated issues. However, lower-rated securities are subject to higher risks in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to negative publicity or investor perceptions. During periods of economic downturn, issuers of lower-rated income securities, especially highly leveraged issuers, may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and they may be unable to repay debt at maturity by refinancing. The risk of loss due to payment defaults by these issuers is significantly greater because lower-rated securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. See "Special Considerations and Risk Factors--Certain Risks Associated with Investments in Lower-Rated Securities."

  Mitchell Hutchins believes that the lower-rated securities market, particularly with respect to securities rated BB or B, offers opportunities to investors who are willing to bear the greater risks of lower-rated securities. In selecting investments for the Fund, Mitchell Hutchins will seek to identify issuers and industries that it believes are likely to experience stable or improving financial conditions. Mitchell Hutchins' analysis may include consideration of general industry trends, the issuer's experience and managerial strength, changing financial conditions, borrowing requirements or debt maturity schedules, the issuer's responsiveness to changes in business conditions and interest rates, and other terms and conditions. Mitchell Hutchins may also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. Mitchell Hutchins will regularly assess both the return potential and the degree of risk presented by the Fund's portfolio investments in order to determine whether to hold or to dispose of those investments.

  For more information about the markets for lower-rated securities, including historical performance information, see "Market Data" in the SAI.

  Equity Securities. The equity securities in which the Fund may invest include common and preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depository receipts. Common stocks represent an ownership interest in a company. Preferred stock has certain fixed-income features, like debt securities, but is actually equity in a company. The prices of equity securities generally fluctuate more than debt securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company.

  Warrants are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

  Original Issue Discount, Zero Coupon and Payment-in-Kind Securities. The Fund may invest in discount securities, including zero coupon securities, other securities issued with OID and PIK securities.

Zero coupon securities pay no interest to holders prior to maturity. When a zero coupon security is held to maturity, its entire investment return comes from the difference between its purchase price and its maturity value. PIK securities may pay interest either in cash or in the form of additional securities. Because the Fund must include the return on zero coupon, OID and PIK securities as taxable income, the Fund considers these securities to be income-producing for purposes of computing whether at least 65% of the Fund's total assets are invested in lower-rated, income-producing debt and related equity securities.

  Corporate Loans. The Fund may invest in loans extended to corporate borrowers by commercial banks and other financial institutions ("Corporate Loans"). As in the case of other lower-rated securities, such Corporate Loans can be expected to provide higher yields than lower-yielding, higher-rated fixed income securities, but they may be subject to greater risk of loss of principal and interest. There are, however, some significant differences between Corporate Loans and other lower-rated securities. Corporate Loan obligations are frequently secured by collateral pledged by the borrower, and investors in Corporate Loans frequently benefit from debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment (at least with respect to the collateral) over other creditors of the borrower in the event of its insolvency. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full or that the holders of such Corporate Loans will not experience delays in receiving payment. Corporate Loans generally bear interest at variable rates that are set at a specified "spread" above a base lending rate, such as the prime rate of a U.S. bank, which may fluctuate on a day-to-day basis, or above an established index, such as the London Interbank Offered Rate ("LIBOR"), which is adjusted at set intervals (typically 30 days, but generally not more than one year). Consequently, the value of Corporate Loans held by the Fund may be expected to fluctuate less in response to changes in market interest rates than would fixed-rate securities. However, the secondary market for Corporate Loans is not as well developed as the secondary market for other lower-rated securities, and reliable valuation information about Corporate Loans may be harder to obtain. Therefore, the Fund may have difficulty liquidating and valuing and Corporate Loans that it holds.

  Generally, Corporate Loans are originated through a lending syndicate in which a bank acts as an administrative agent on behalf of the other lenders to negotiate the loan terms and assumes certain loan servicing responsibilities. The Fund's investments in Corporate Loans normally will be through assignments of or participations in all or a portion of another lender's interest in a Corporate Loan. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. In a participation, the Fund would be entitled to receive agreed-upon portions of payments of principal, interest and any loan fees by the lender only when and if those payments are received. Also, the Fund might not directly benefit from any collateral supporting the Corporate Loan. As a result, the Fund would assume the credit risk of both the borrower and the lender that sold the participation. If the lender becomes insolvent, the Fund might be treated as a general creditor of the lender and might not benefit from any set-off between the lender and the borrower. In an assignment, the Fund would be entitled to receive payments directly from the borrower and, therefore, would not depend on the assigning lender to pass those payments on to the Fund. However, in an assignment, the Fund may have greater direct responsibilities with respect to collection of principal and interest and the enforcement of its rights.

  Mortgage- and Asset-Backed Securities. Mortgage- and asset-backed securities are debt or pass-through securities that are backed by specific types of assets. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by the Ginnie Mae (also know as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government-sponsored enterprises. Other mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate. New types of mortgage- and asset-backed securities are developed and marketed from time to time and, consistent with its investment limitations, the Fund expects to invest in those new types of mortgage- and asset-backed securities that Mitchell Hutchins believes may assist in achieving its investment objectives. Similarly, the Fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

  Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this prospectus as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risks, and evaluating them requires special knowledge.

  When interest rates go down and homeowners refinance their mortgages, mortgage-backed bonds may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed bonds may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

  Asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.

  For additional information, see "Investment Policies and Restrictions-- Mortgage- and Asset-Backed Securities" in the SAI.

TEMPORARY AND DEFENSIVE STRATEGIES

  The Fund may implement various temporary or defensive strategies at times when Mitchell Hutchins determines that conditions in the markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its Shareholders. When unusual market or economic conditions occur, the Fund may, for temporary defensive purposes, invest up to 100% of its total assets, or for liquidity purposes, invest up to 35% of its total assets, in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, bankers' acceptances or other bank obligations, commercial paper or other income securities deemed by Mitchell Hutchins to be consistent with a defensive posture, or it may hold cash. These strategies may include an increase in the portion of the Fund's assets invested in higher-quality debt securities, which generally have lower yields than do lower-rated securities. It is impossible to predict when, or for how long, the Fund will use these alternative strategies. In addition to its authority to use leverage up to an amount equal to 33 1/3% (including the amount of leverage), the Fund may borrow money for temporary or emergency purposes (e.g., settlement and clearance of securities transactions and payments of dividends to common or any preferred stockholders) in an amount not exceeding 5% of the value of the Fund's total assets (not including the amount borrowed for this purpose).

                          OTHER INVESTMENT PRACTICES

  The Fund may engage in the following additional investment practices, each of which may involve certain special risks.

LEVERAGE

  The Fund expects to use leverage through bank borrowings and other transactions involving indebtedness or through the issuance of preferred stock. Initially, the Fund intends to borrow an amount equal to approximately 25% of its total assets, but it may use leverage up to 33 1/3% of its total assets (in each case including the amount obtained through leverage). The Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to Shareholders than the Fund could obtain over time without leverage. The Fund also may borrow up to an additional 5% of its total assets (not including the amount so borrowed) for temporary purposes, including the settlement and clearance of securities transactions, which otherwise might require untimely dispositions of Fund securities, and the payment of dividends to common or any preferred stockholders. The Fund may borrow from affiliates of Mitchell Hutchins, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

  The Fund may borrow through reverse repurchase transactions or engage in dollar rolls. In a reverse repurchase agreement, the Fund sells securities to a bank, securities dealer or one of their respective affiliates and agrees to repurchase them on demand or on a specified future date and at a specified price. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or a trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending that decision. In a dollar roll, the Fund sells mortgage-backed or other securities for delivery on the next regular settlement date and, simultaneously, contracts to purchase substantially identical securities for delivery on a later settlement date.

  Leverage creates an opportunity for increased income and capital appreciation for the Shareholders, but at the same time, it creates special risks. Leverage is a speculative technique in that it will increase the Fund's exposure to capital risk. Successful use of leverage depends on Mitchell Hutchins' ability to predict correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

  The premise underlying the use of leverage is that the costs of leveraging generally will be based on short-term rates, which normally will be lower than the return (including the potential for capital appreciation) that the Fund can earn on the longer-term portfolio investments that it makes with the proceeds obtained through the leverage. Thus, the Shareholders would benefit from an incremental return. However, if the differential between the return on the Fund's investments and the cost of leverage were to narrow, the incremental benefit would be reduced and could be eliminated or even become negative. Furthermore, if long-term rates rise, the net asset value of the Shares will reflect the resulting decline in the value of a larger aggregate amount of portfolio assets than the Fund would hold if it had not leveraged. Thus, leveraging exaggerates changes in the value and in the yield on the Fund's portfolio. This, in turn, may result in greater volatility of both the net asset value and the market price of the Shares.

  To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. Nevertheless, Mitchell Hutchins may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. As discussed under "Management of the Fund," the investment advisory and administrative fee payable to Mitchell Hutchins during periods in which the Fund is using leverage will be higher than when it is not doing so because the fee is calculated as a percentage of Managed Assets, which include assets purchased with leverage.

  Assuming leverage by borrowings in the amount of approximately 25% of the Fund's total assets (including the amount borrowed), and an annual interest rate of 6.15% payable on such leverage based on market rates as of the date of this Prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover those interest payments would be 1.54%.

  The following table is designed to illustrate the effect on the return to a Shareholder of the leverage obtained by borrowings in the amount of approximately 25% of the Fund's total assets, assuming hypothetical annual returns (net of expenses) of the Fund's portfolio of minus 10% to plus 10%. As the table shows, the leverage generally increases the return to Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

   Assumed Portfolio Return (net of ex-
    penses).............................    (10)%    (5)%     0 %    5%    10%
   Corresponding Share Return........... (15.38)% (8.72)% (2.05)% 4.62% 11.28%

  Until the Fund incurs indebtedness or issues preferred stock the Fund's Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the Shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer-term debt instruments in accordance with the Fund's investment objectives and policies. The Fund's willingness to use leverage and the extent to which it uses it at any time will depend on many factors, the most important of which are investment outlook, market conditions and interest rates.

  For further information about leveraging, see "Special Considerations and Risk Factors--Leverage."

FORWARD COMMITMENTS

  The Fund may make contracts to purchase securities for a fixed price at a future date beyond the customary settlement time ("forward commitments") without its doing so being considered leverage if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities that it owns. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring portfolio securities, the Fund may dispose of a commitment prior to settlement if Mitchell Hutchins deems it appropriate to do so. The Fund may realize short-term capital gains or losses upon the sale of forward commitments.

REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities and simultaneously commits to resell the securities to the seller at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, the Fund intends to enter into repurchase agreements only with banks, securities dealers or their respective affiliates in transactions believed by Mitchell Hutchins to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors.

ILLIQUID SECURITIES

  Some or all of the securities in which the Fund will invest may be illiquid when purchased or, subsequently, may become illiquid. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days, certain loan participations and assignments, and restricted securities other than those that Mitchell Hutchins has determined are liquid pursuant to guidelines established by the Fund's Board of Directors. To the extent the Fund invests in illiquid securities, the Fund may not be able to readily liquidate those investments and may have to sell other investments or borrow to raise cash to meet its obligations.

  In making day-to-day determinations of liquidity pursuant to guidelines approved by the Fund's Board, Mitchell Hutchins will take into account a number of factors, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers for the security and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins will monitor the liquidity of restricted securities in the Fund's portfolio and report periodically on such decisions to the Board of Directors.

HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS

  The Fund may attempt to reduce the overall risk of its investments (hedge) by using options, futures contracts, options on futures contracts, forward currency contracts and interest rate swap transactions and may use options (both exchange-traded and OTC), futures contracts, options on futures contracts and forward currency contracts to attempt to enhance income or to realize gains. The Fund's ability to use these derivative instruments may be limited by market conditions, regulatory limits and tax considerations. The SAI contains further information on these derivative instruments.

  The Fund may enter into forward currency contracts, buy and sell foreign currency, debt and equity security index and interest rate futures contracts, write covered put and call options and buy and sell put and call options on securities, debt and equity security indices, foreign currencies and such futures contracts. The Fund may enter into options, futures, forward currency contracts and swap transactions that approximate (but do not exceed) the full value of its portfolio, at which point up to 100% of the Fund's portfolio assets would be subject to the risks associated with the use of these instruments.

  The Fund may enter into swap transactions, including interest rate swaps and interest rate caps, floors and collars, for hedging or other risk management purposes. For example, the Fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will enter into swap transactions only with banks and recognized securities dealers or their respective affiliates that are believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's Board of Directors.

  The Fund might not employ any of the derivative instruments or strategies described above, and there can be no assurance that any derivative instrument or strategy used will succeed. If Mitchell Hutchins incorrectly forecasts interest rates, currency exchange rates, market values or other economic factors in utilizing a derivative instrument for the Fund, the Fund might have been in a better position had it not hedged at all. The use of derivative instruments and strategies involves certain special risks, including (1) the fact that skills needed to use derivative instruments are different from those needed to select the Fund's securities, (2) possible imperfect correlation, or even no correlation, between price movements of these derivative instruments and price movements of the investments being hedged, (3) the fact that, while derivative instruments and strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with derivative instruments and the possible inability of the Fund to close out or to liquidate its hedged position.

  New financial products and risk management techniques continue to be developed. The Fund may use these new products and techniques to the extent consistent with its investment objectives and with regulatory and federal tax considerations.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  The Fund may purchase debt securities on a "when-issued" basis or may purchase or sell debt securities on a "delayed delivery" basis, i.e., for issuance or delivery to the Fund later than the normal settlement date for such securities at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. However, when the Fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risk of price fluctuation. When the Fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian will set aside in a segregated account cash or liquid securities, marked-to-market daily, in an amount at least equal to the amount of the commitment. Failure of the issuer to deliver a security purchased by the Fund on a when-issued or delayed delivery basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. Depending on market conditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

LENDING OF PORTFOLIO SECURITIES

  The Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian bank in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. Each Fund may reinvest any cash collateral in money market investments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any of its loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay the borrower or a placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.

  Pursuant to procedures adopted by the Fund's Board of Directors governing the Fund's securities lending program, PaineWebber has been retained to serve as lending agent for the Fund. The Board has also authorized the payment of fees, calculated as a percentage of the Fund's securities lending revenues, to PaineWebber for these services. The Board periodically will review the portfolio securities loan transactions for which PaineWebber acts as lending agent.

PORTFOLIO TURNOVER

  The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when Mitchell Hutchins deems portfolio changes appropriate. Higher portfolio turnover (100% or more) will result in higher Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities and may result in more short-term capital gains. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the long-term securities in the portfolio during the year.

                    SPECIAL CONSIDERATIONS AND RISK FACTORS

  Market Price and Net Asset Value of Shares. Shares of closed-end investment companies such as the Fund frequently trade at a discount to their net asset values. Whether an investor will realize gains or losses upon the sale of Shares will not depend directly upon changes in the Fund's net asset value, but will depend upon whether the market price of the Shares at the time of sale is above or below the investor's purchase price for the Shares. The market price of Shares is determined by such factors as relative demand for and supply of Shares in the market, general market and economic conditions, changes in the Fund's net asset value and other factors beyond the control of the Fund. This market risk is separate and distinct from the risk that the Fund's net asset value may decrease. It may be greater for investors who purchase Shares in the initial public offering and who expect to sell their Shares soon after the completion thereof. Accordingly, the Shares are designed primarily for long-term investors. Investors in the Shares should not view the Fund as a vehicle for trading purposes.

  Certain Risks Associated with Investments in Lower-rated Securities. Investors should carefully consider their ability to assume the risks of owning shares of an investment company that invests in lower-rated income securities before making an investment in the Fund. Most of the securities in which the Fund will invest will be below investment grade quality. There is a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuers of these securities to make payments of interest and principal. The inability (or perceived inability) of these issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell the securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may at times find it more difficult to establish the fair market value of such securities.

  The Fund may invest in securities that are rated Ca or lower by Moody's, CC or lower by S&P, comparably rated by another Rating Agency or, if unrated, are determined to be of equivalent quality by Mitchell Hutchins. The Fund also may invest up to 15% of its total assets in securities that are rated as low as D by S&P, which are securities in payment default. Moody's and S&P's descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Appendix. Investment in these securities is extremely speculative and involves significant risk. These securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary investment objective of capital appreciation through investment in these securities, the Fund's ability to achieve current income for its Shareholders may be diminished.

  The Fund will also be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by securities of bankrupt issuers will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving these securities or a payment of some amount in satisfaction of the obligation). If the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the issuer of these securities, the Fund may be restricted from disposing of the securities that it holds until the exchange offer or reorganization is completed. In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to the securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale.

  Securities ratings are based largely on the issuer's historical financial condition and the Rating Agencies' analysis at the time of rating. Securities ratings are not a guarantee of quality and may be lowered after the Fund has acquired the security. Also, Rating Agencies may fail to make timely changes in credit ratings in response to subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. The rating assigned to a security by a Rating Agency does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

  Changes in a Rating Agency's rating of any income security or in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below the rating at the time of purchase, although Mitchell Hutchins will monitor all investments to determine whether continued investment is consistent with the Fund's investment objectives. Because of the greater number of investment considerations involved in investing in lower-rated income securities, the achievement of the Fund's investment objectives will depend more on Mitchell Hutchins' analytical abilities than would be the case if it were investing primarily in securities in the higher rating categories.

  The values of lower-rated income securities, like those of other income securities, generally fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of such securities. Conversely, during periods of rising interest rates, the value of such securities will generally decline. These fluctuations can be expected to be greater for investments in income securities with longer maturities than for investments in income securities with shorter maturities. The secondary market prices of lower-rated securities are often affected to a lesser extent by changes in interest rates and to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their respective industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities.

  In order for the Fund to enforce its rights in the event of a default on lower-rated securities, the Fund may be required to take possession of and manage collateral securing the issuer's obligations. This may increase the Fund's operating expenses and adversely affect the Fund's net asset value. The Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Fund may be required to participate in a restructuring of the obligation.

  Some or all of the securities in which the Fund will invest may, when purchased, be illiquid or may subsequently become illiquid. In many cases, lower-rated income securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under the securities laws. It may be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. Like higher-rated income securities, lower-rated income securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the lower-rated income securities market, and that market may be less liquid than the market for higher-rated income securities, even under normal economic conditions. As a result, during periods of high demand in the lower-rated securities market, it may be difficult to acquire lower-rated securities that are appropriate for investment by the Fund. Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the lower-rated securities market and may cause the prices that the Fund receives for its lower-rated income securities to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio instruments than in the case of instruments trading in a more liquid market.

  Although Mitchell Hutchins attempts to minimize the speculative risks associated with investments in such securities through diversification, credit analysis and attention to current trends in interest rates and other factors, investors should carefully review the investment objectives and policies of the Fund and consider their ability to assume the investment risks involved before making an investment.

  Leverage. Borrowings or other transactions involving Fund indebtedness (other than for temporary or emergency purposes) and any preferred stock issued by the Fund all would be considered "senior securities" for purposes of the 1940 Act and would constitute leverage. Leverage creates an opportunity for an increased return to Shareholders, but it is a speculative technique in that it will increase the Fund's exposure to capital risk. Unless the income and capital appreciation, if any, on assets acquired with borrowed funds or other leverage proceeds exceed the cost of the leverage, the use of leverage will diminish the Fund's investment performance. Successful use of leverage depends on Mitchell Hutchins' ability to predict correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

  Capital raised through leverage will be subject to interest costs or dividend payments, which could exceed the income and appreciation on the assets purchased with the proceeds of the leverage. The Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit), and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. The issuance of debt securities or preferred stock by the Fund would involve offering expenses and other costs, including dividends or interest payments, which would be borne by the Shareholders.

  Under the 1940 Act, the Fund is not permitted to borrow or otherwise incur indebtedness constituting senior securities unless immediately thereafter the Fund has total assets (including the proceeds of the indebtedness) at least equal to 300% of the amount of the indebtedness. Stated another way, the Fund may not borrow for investment purposes more than 33 1/3% of its total assets, including the amount borrowed. The Fund also must maintain this 300% "asset coverage" for as long as the indebtedness is outstanding. The 1940 Act provides that the Fund may not declare any cash dividend or other distribution on the Shares, or purchase any of the Shares (through tender offers or otherwise), unless it would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or Share purchase price, as the case may be.

  The 1940 Act imposes a similar 200% asset coverage requirement with respect to any preferred stock that the Fund may issue. Immediately after any such issuance, the Fund's total assets (including the proceeds of the preferred stock and of any indebtedness constituting senior securities) must be at least equal to 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund's total assets, including the proceeds of the preferred stock and any outstanding indebtedness constituting senior securities). Following the issuance of preferred stock, the Fund would not be permitted to declare any cash dividend or other distribution on the Shares or purchase any of the Shares (through tender offers or otherwise), unless it would satisfy this 200% asset coverage after deducting the amount of the dividend, other distribution, or Share purchase price, as the case may be. If the Fund were to have senior securities in the form of both indebtedness and preferred stock outstanding at the same time, it would be subject to the 300% asset coverage requirement with respect to the amount of the indebtedness and the 200% asset coverage requirement with respect to the preferred stock. Under the 1940 Act, holders of any outstanding preferred stock, voting separately as a single class, must be entitled to elect at least two members of the Fund's Board of Directors. Also, under certain circumstances, the holders of any senior securities that are in default may be entitled to elect a majority of the Board.

  The terms of any borrowing, other Fund indebtedness or preferred stock issued by the Fund may impose asset coverage requirements, dividend limitations and voting right requirements on the Fund that are more stringent than those imposed under the 1940 Act. Such terms also may impose special restrictions on the Fund's portfolio composition or on its use of various investment techniques or strategies. The Fund also might be further limited in any of these respects by guidelines established by any Rating Agencies that issue ratings for debt securities or preferred stock issued by the Fund. These requirements may have an adverse effect on the Fund. For example, limitations on the Fund's ability to pay dividends or make other distributions could impair its ability to maintain its qualification as a regulated investment company for federal tax purposes. To the extent necessary, the Fund intends to repay indebtedness or to purchase or redeem preferred stock to maintain the required asset coverage. Doing so may require the Fund to liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the Rating Agency guidelines will impede Mitchell Hutchins in managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

  For additional information about leverage, see "Other Investment Practices-- Leverage."

  Foreign Investments. Investments in foreign securities involve risks relating to political and economic developments abroad, as well as those that result from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest, limitations on the use or transfer of Fund assets, difficulty in obtaining or enforcing a court judgment abroad, restrictions on the exchange of currencies and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. The costs attributable to foreign investing that the Fund must bear frequently are also higher than those attributable to domestic investing. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods.

  In general, less information may be available about foreign companies than about U.S. companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Foreign securities markets may be less liquid and subject to less regulation than the

U.S. securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

  Investments in foreign government obligations involve special risks. The issuer of the obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to pay interest and repay principal when due in accordance with the terms of the obligation, and the Fund may have limited legal recourse in the event of a default. Political considerations, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable importance.

  The foregoing risks may be more acute with respect to the Fund's investments in emerging market countries. These countries typically have economic and political systems that are relatively less mature, and can be expected to be less stable, than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners in those countries, and there is a risk of government expropriation or nationalization of private property. The possibility of low or non-existent trading volume in the securities of companies in emerging markets may also result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

  Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of the Fund's foreign investments. The Fund's Share value may change significantly when investments are denominated in foreign currencies. Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. Currency exchange rates can also be affected by the intervention of the U.S. and foreign governments or central banks, the imposition of currency controls, speculation or other political or economic developments inside and outside the United States.

  Although Mitchell Hutchins will attempt to minimize the speculative risks associated with investments in foreign securities through diversification, credit analysis and attention to current trends in interest rates and other factors, investors should carefully review the investment objectives and policies of the Fund and consider their ability to assume the investment risks involved before making an investment.

  Certain Risks Associated with Original Issue Discount, Zero Coupon and Payment-in-Kind Securities. The portion of the original issue discount that accrues each year on zero coupon and other OID securities in which the Fund invests, and the "interest" received or accrued on the Fund's PIK securities, must be included in the Fund's income annually. Accordingly, to qualify for tax treatment as a regulated investment company and to avoid a federal excise tax (see "Taxation"), the Fund may be required to distribute as dividends amounts that are greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon, other OID and PIK securities usually trade at a substantial discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

  Certain Risks Associated with Call Features. A substantial portion of the securities held by the Fund may permit the issuer at its option to "call," or redeem, its securities prior to maturity. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund probably would not be able to reinvest the proceeds in securities of comparable quality providing the same investment return as the securities redeemed. The existence of a call feature may limit the potential for such a security to increase in value during periods of declining interest rates.

  Certain Risks Associated with Premium Securities. The Fund may invest a substantial portion of its assets in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. As a result, the purchase of such securities provides the Fund a higher level of investment income distributable to Shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. If such premium securities are called prior to maturity, the Fund may recognize a capital loss.

  Certain Risks Associated With Mortgage- and Asset-Backed Securities. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional bonds. Among the major differences are that interest and principal payments are made more frequently (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage- and asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other income securities from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Fund's yield. Actual prepayment experience may cause the yield of a mortgage- or asset-backed security to differ from what was assumed when the Fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of the security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

  The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. The markets for foreign mortgage-backed securities are substantially smaller than U.S. markets. Foreign mortgage-backed securities are structured differently than domestic mortgage-backed securities, but they normally present substantially similar risks, as well as the other risks normally associated with foreign securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class. Inverse floating rate CMO classes may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

  During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities can be extremely volatile and these securities may become illiquid. Mitchell Hutchins seeks to manage the Fund's investments in mortgage-backed securities so that the volatility of the Fund's portfolio, taken as a whole, is consistent with the Fund's investment objectives. If market interest rates or other factors that affect the volatility of securities held by a Fund change in ways that Mitchell Hutchins does not anticipate, the Fund's ability to meet its investment objectives may be reduced.

  Hedging and Other Strategies Using Derivative Instruments. The use of options, futures contracts, options on futures contracts, forward currency contracts and interest rate swap transactions also entails special risks. See "Other Investment Practices--Hedging and Other Strategies Using Derivative Instruments" and, in the SAI, "Hedging and Other Strategies Using Derivative Instruments."

  Anti-Takeover Provisions. The Fund's Articles of Incorporation contain provisions limiting (1) the ability of other entities or persons to acquire control of the Fund, (2) the Fund's freedom to engage in certain transactions and (3) the ability of the Fund's directors or Shareholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as "anti-takeover" provisions. These provisions could have the effect of depriving the Shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Shareholder who owns beneficially more than 5% of the Shares. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objectives and policies. See "Description of Capital Stock--Certain Anti-Takeover Provisions in the Articles of Incorporation."

  Year 2000 Risk. Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by Mitchell Hutchins and the Fund's other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." Mitchell Hutchins is taking steps to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by each of the Fund's other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                            MANAGEMENT OF THE FUND

  The overall management of the business and affairs of the Fund is vested with its Board of Directors ("Board"). The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment adviser and administrator, custodian and transfer and dividend disbursing agent and registrar. The day-to-day operations of the Fund have been delegated to its officers and to Mitchell Hutchins, subject to the Fund's investment objectives and policies and to general supervision by the Board.

  Subject to the supervision of the Board, investment advisory and administration services will be provided to the Fund by Mitchell Hutchins pursuant to an Investment Advisory and Administration Contract dated as of June 22, 1998 ("Advisory Contract"). Mitchell Hutchins' principal business address is 1285 Avenue of the Americas, New York, New York 10019. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc., a publicly held financial services holding company. Mitchell Hutchins provides investment advisory and portfolio management services to investment companies, pension funds and other institutional, corporate and individual clients. As of May 31, 1998, Mitchell Hutchins served as investment adviser or sub-adviser to 31 registered investment companies with 68 separate portfolios having aggregate assets of approximately $39.7 billion.

  Pursuant to the Advisory Contract, Mitchell Hutchins will provide a continuous investment program for the Fund and makes investment decisions and places orders to buy, sell or hold particular securities. Mitchell Hutchins also will supervise all matters relating to the operation of the Fund and obtain for it corporate officers, clerical staff, office space, equipment and services. As compensation for its services, Mitchell Hutchins will receive a fee, computed weekly and paid monthly, in an amount equal to the annual rate of 0.70% of the Fund's average weekly total assets minus the sum of accrued liabilities other than the aggregate indebtedness constituting leverage ("Managed Assets"). During periods in which the Fund is utilizing leverage, the investment advisory and administrative fee payable to Mitchell Hutchins will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Fund's Managed Assets, including those purchased with leverage.

  The Fund will incur various other expenses in its operations, such as custody and transfer agency fees, brokerage commissions, professional fees, expenses of board and shareholder meetings, fees and expenses relating to registration of the shares, taxes and governmental fees, fees and expenses of the directors, costs of obtaining insurance, expenses of printing and distributing shareholder materials, organizational expenses and extraordinary expenses, including costs or losses in any litigation.

  In accordance with procedures adopted by the Board, brokerage transactions for the Fund may be conducted through PaineWebber or its affiliates and the Fund may pay fees to PaineWebber for its services as lending agent in the Fund's portfolio securities lending program. Mitchell Hutchins investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

  Under the direction of the portfolio manager, Mitchell Hutchins' team of analysts will select individual securities for the Fund. Each analyst has developed expertise in a particular market segment and will work alongside the same analysts who select stocks for the array of equity mutual funds managed by Mitchell Hutchins. The same management team is responsible for managing $896 million in high-yield assets, as of May 31, 1998, for the following funds: PaineWebber High Income Fund, Managed High Yield Fund Inc., the offshore PaineWebber High Income Fund, PaineWebber Strategic Income Fund and All-American Term Trust Inc.

  Thomas J. Libassi will be responsible for the day-to-day management of the Fund's portfolio. Mr. Libassi is a senior vice president of Mitchell Hutchins and has been employed by Mitchell Hutchins since May 1994. Mr. Libassi has more than 12 years of experience in strategic analysis and portfolio management. During the eight years prior to May 1994, Mr. Libassi was employed by Keystone Custodian Funds Inc. as a vice president with portfolio management responsibility.

  Other members of the management team include Jenny Hutchison, Jiten Joshi, Bradley Kane and Lori Pollack. Ms. Hutchison joined Mitchell Hutchins in 1996 as a first vice president and analyst. With 10 years of experience in the leveraged lending markets, Ms. Hutchison covers the telecommunications, financial services, technology and healthcare industries, as well as various manufacturing and consumer products. Before joining Mitchell Hutchins, she spent four years as a loan officer at Credit Lyonnais, where she focused on project lending for hotels and real estate. Mr. Joshi joined Mitchell Hutchins as an analyst in 1996 and is a first vice president. With more than six years of experience analyzing high yield debt, Mr. Joshi covers the emerging markets sector and specific industries, including paper and forest products, pay television, energy, chemicals and textiles. Before joining Mitchell Hutchins, Mr. Joshi spent two years as a high-yield corporate finance associate at Chase Securities, Inc. Mr. Kane joined Mitchell Hutchins as an analyst in 1995 and is a vice president. Mr. Kane covers the consumer manufacturing, entertainment, media, transportation and retail industries, and has two and a half years of experience as a high-yield analyst. In addition, he analyzes fund portfolios to monitor credit quality and sector allocation. Ms. Pollack joined Mitchell Hutchins as a trader in 1993 and is a first vice president. With a total of 19 years of trading experience, Ms. Pollack executes bond and equity trades for the high-yield funds. Before joining Mitchell Hutchins, she traded equities at Gordon Haskett.

  Mitchell Hutchins has established a separate risk management and performance analysis team, which seeks to ensure that the investment risk of each of the funds it manages remains within the fund's defined parameters. Portfolios are constructed and compared to actual monthly fund performance to identify returns attributable to active management resulting from factors such as security selection and sector and industry concentration. Of course, this process will not guarantee that the Fund will achieve its investment objectives.

         DIVIDENDS AND OTHER DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

DIVIDENDS AND OTHER DISTRIBUTIONS

  The Fund intends to distribute substantially all of its net investment income as monthly dividends. The Fund will distribute annually to its Shareholders substantially all of its realized net capital gain (the excess of net long-term capital gain over net short-term capital loss), realized net short-term capital gain and realized net gains from foreign currency transactions, if any. The Fund may make additional distributions if necessary to avoid a 4% federal excise tax on certain undistributed income and capital gain. See "Taxation" in the SAI. The Fund may change the foregoing distribution policy if its experience indicates, or if its Board determines, that a change is desirable for any reason.

  The Fund anticipates that a monthly dividend may, from time to time, represent more or less than the amount of net investment income earned by the Fund in the period to which the dividend relates. Undistributed net investment income will be available to supplement future dividends, which might otherwise have been reduced by reason of a decrease in the Fund's monthly net income due to fluctuations or expenses. Undistributed net investment income will be reflected in the Fund's net asset value, and, accordingly, distribution thereof will reduce the Fund's net asset value. The dividend rate on the Shares will be adjusted from time to time by the Fund's Board and will vary as a result of the performance of the Fund. The Fund expects that it will commence paying dividends within 60 days of the date of this Prospectus.

DIVIDEND REINVESTMENT PLAN

  The Fund has established the Plan under which all Shareholders whose Shares are registered in their own names, or in the name of PaineWebber (or its nominee), will have all dividends and other distributions on their Shares automatically reinvested in additional Shares, unless such Shareholders elect to receive cash. Shareholders may affirmatively elect to receive all dividends and other distributions in cash paid by check mailed directly to them by PNC Bank, National Association ("Transfer Agent"), as dividend disbursing agent. Shareholders who hold their shares in the name of a broker or nominee other than PaineWebber (or its nominee) should contact that broker or other nominee to determine whether, or how, they may participate in the Plan. The ability of such Shareholders to participate in the Plan may change if their Shares are transferred into the name of another broker or nominee.

  The Transfer Agent will serve as agent for the Shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the Transfer Agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as "dividends") payable either in Shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. The Transfer Agent will acquire Shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized Shares from the Fund ("newly issued Shares") or (ii) by purchase of outstanding Shares on the open market, on the NYSE or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Transfer Agent will invest the dividend amount in newly issued Shares on behalf of the participants. The number of newly issued Shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per Share (but in no event less than 95% of the then current market price per Share) on the date the Shares are issued. If, on the dividend payment date, the net asset value per Share is greater than the market value per Share (such condition being referred to herein as "market discount"), the Transfer Agent will invest the dividend amount in Shares acquired on behalf of the participants in open-market purchases. The number of outstanding Shares purchased with each distribution for a particular Shareholder equals the result obtained by dividing the amount of the distribution payable to that Shareholder by the average price per Share (including applicable brokerage commissions) that the Transfer Agent was able to obtain in the open market.

  In the event of a market discount on the dividend payment date, the Transfer Agent will have until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event more than 30 days after the dividend payment date (the "last purchase date"), to invest the dividend amount in Shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Transfer Agent has completed its open-market purchases, the market price of a Share exceeds the net asset value per Share, the average per Share purchase price paid by the Transfer Agent may exceed the Fund's net asset value per Share, resulting in the acquisition of fewer Shares than if the dividend had been paid in newly issued Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the Transfer Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Transfer Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued Shares at the close of business on the last purchase date. The Transfer Agent will maintain all Shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each Shareholder's proxy will include those Shares purchased pursuant to the Plan.

  There will be no charge to participants for reinvesting dividends. The Transfer Agent's fees for the handling of reinvestment of dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Transfer Agent's open market purchases of Shares in connection with the reinvestment of dividends.

  The automatic reinvestment of dividends in Shares will not relieve participants of any income tax that may be payable on such dividends. See "Taxation."

  Shareholders who participate in the Plan may receive benefits not available to Shareholders who do not participate in the Plan. If the market price (plus commissions) of the Shares is above their net asset value, participants in the Plan will receive Shares at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash dividends they would have received on their Shares. If the market price plus commissions is below the net asset value, participants will receive dividends in Shares with a net asset value greater than the value of any cash dividends they would have received on their Shares. However, there may be insufficient Shares available in the market to distribute dividends in Shares at prices below the net asset value. Also, since the Fund does not redeem its Shares, the price on resale may be more or less than the net asset value.

  A Shareholder who has elected to participate in the Plan may terminate participation in the Plan at any time without penalty, and Shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Transfer Agent and should include the Shareholder's name and address as they appear on the Share certificate or in the Transfer Agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed to be an election by a Shareholder to take all subsequent dividends in cash. An election will be effective only for dividends declared and having a record date at least ten days after the date on which the election is received.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend if notice of the change is sent to Plan participants at least 30 days before the record date for such dividend. The Plan also may be amended or terminated by the Transfer Agent by at least 30 days' written notice to all Plan participants. All correspondence concerning the Plan should be directed to the Transfer Agent at PNC Bank, National Association, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

                                   TAXATION

  The Fund intends to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code. For each taxable year that the Fund so qualifies, the Fund (but not its Shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that it distributes to its Shareholders.

  Dividends from the Fund's investment company taxable income (whether received in cash or reinvested in additional Shares) are taxable to its Shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether received in cash or reinvested in additional Shares) are taxable to its Shareholders as long-term capital gain, regardless of how long they have held their Shares. Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a non-corporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax--generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. The Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain), in which event its Shareholders must treat those portions accordingly. For a discussion of the allocation of distributions of net capital gain between Shareholders and holders of any preferred stock that the Fund might issue, see "Taxation" in the SAI.

  A participant in the Plan will be treated as having received a distribution in the amount of (1) in the case of open-market purchases, the cash used to purchase Shares on his or her behalf, including a pro rata portion of the brokerage fees incurred by the Transfer Agent, and (2) in the case of newly issued Shares, the fair market value of those Shares credited to the participant's account. Distributions by the Fund to its Shareholders in any year that exceed the Fund's earnings and profits generally may be applied by each Shareholder against his or her basis for the Shares and will be taxable to any Shareholder only to the extent the distributions to the Shareholder exceed his or her basis for the Shares.

  An investor should be aware that, if Shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the Shares and receive some portion of the price back as a taxable distribution. Shareholders who are not liable for tax on their income and whose Shares are not debt-financed are not required to pay tax on dividends or other distributions they receive from the Fund.

  The Fund will notify its Shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year. The information regarding capital gain distributions will designate the portions thereof subject to the different maximum rates of tax applicable to non-corporate taxpayers' net capital gain as indicated above.

  Upon a sale or exchange of Shares (including a sale pursuant to a Share repurchase or tender offer by the Fund), a Shareholder generally will recognize a taxable gain or loss equal to the difference between his or her adjusted basis for the Shares and the amount realized. Any such gain or loss
(1) will be treated as a capital gain or loss if the Shares are capital assets in the Shareholder's hands and (2) if the Shares have been held for more than one year, will be long-term capital gain or loss subject to federal income tax at the rates indicated above, provided that any loss realized on a sale or exchange of Shares that were held for six months or less will be treated as long-term, rather than as short-term, capital loss to the extent of any capital gain distributions received thereon. A loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (which could occur, for example, as the result of participation in the Plan). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

  The Fund may acquire zero coupon or other securities issued with OID. As a holder of such securities, the Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. The Fund also must include in its gross income each year any "interest" it receives in the form of additional securities on PIK securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the distribution requirement imposed on RICs and to avoid imposition of a 4% federal excise tax (see "Taxation" in the SAI), the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

  The Fund is required to withhold 31% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate Shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund is also required to withhold 31% of all dividends and capital gain distributions payable to such Shareholders who otherwise are subject to backup withholding.

  The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its Shareholders. See the SAI for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective Shareholders are urged to consult their tax advisers.

                                 UNDERWRITING

  The Underwriters named below (the "Underwriters"), acting through PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, as their representative, have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and Mitchell Hutchins ("Underwriting Agreement"), to purchase from the Fund the number of Shares set forth opposite their respective names. The Underwriters are committed to purchase all of such Shares if any are purchased.

                                                                      NUMBER OF
                               UNDERWRITERS                             SHARES
                               ------------                           ---------
      PaineWebber Incorporated....................................... 19,150,000
      ABN AMRO Chicago Corporation...................................    350,000
      BT Alex. Brown Incorporated....................................    350,000
      CIBC Oppenheimer Corp..........................................    350,000
      A.G. Edwards & Sons, Inc.......................................    350,000
      Advest, Inc....................................................    175,000
      Robert W. Baird & Co. Incorporated.............................    175,000
      Crowell, Weedon & Co...........................................    175,000
      Dain Rauscher Wessels..........................................    175,000
      Everen Securities, Inc.........................................    175,000
      Fahnestock & Co. Inc...........................................    175,000
      First Albany Corporation.......................................    175,000
      Fifth Third/The Ohio Company...................................    175,000
      First of Michigan Corporation..................................    175,000
      Interstate/Johnson Lane Corporation............................    175,000
      Janney Montgomery Scott Inc....................................    175,000
      Josephthal & Co. Inc...........................................    175,000
      McDonald & Company Securities, Inc.............................    175,000
      Morgan Keegan & Company, Inc...................................    175,000
      Pacific Growth Equities, Inc...................................    175,000
      Parker/Hunter Incorporated.....................................    175,000
      Pennsylvania Merchant Group....................................    175,000
      Piper Jaffray Inc..............................................    175,000
      Ragen Mackenzie Incorporated...................................    175,000
      The Robinson-Humphrey Company, LLC.............................    175,000
      Roney Capital Markets..........................................    175,000
      Stifel, Nicolaus & Company, Incorporated.......................    175,000
      Sutro & Co. Incorporated.......................................    175,000
      Tucker Anthony Incorporated....................................    175,000
      C.E. Unterberg, Towbin.........................................    175,000
      Wedbush Morgan Securities, Inc.................................    175,000
      Allen & Company of Florida, Inc................................    100,000
      George K. Baum & Company.......................................    100,000
      Huntleigh Securities Corporation...............................    100,000
      C.L. King & Associates, Inc....................................    100,000
      John G. Kinnard & Company, Incorporated........................    100,000
      Mesirow Financial, Inc.........................................    100,000
      Miller, Johnson & Kuehn, Inc...................................    100,000
      Moors & Cabot, Inc.............................................    100,000
      North Coast Securities Corporation.............................    100,000
      David A. Noyes & Company.......................................    100,000

      Paulson Investment Company, Incorporated.......................    100,000
      The Seidler Companies Incorporated.............................    100,000
      Southwest Securities, Inc......................................    100,000
      M.L. Stern & Co., Inc..........................................    100,000
      TD Securities (USA) Inc........................................    100,000
      Torrey Pines Securities, Inc...................................    100,000
                                                                      ----------
      Total.......................................................... 26,700,000
                                                                      ==========


  The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus to purchase up to an additional 4,005,000 Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase the additional Shares proportionate to such Underwriter's initial commitment.

  As set forth in the notes to the table on the cover page of this Prospectus, PaineWebber (not the Fund) from its own assets has agreed to pay a commission to the Underwriters in the amount of $0.75 per Share (5% of the public offering price per Share) or an aggregate amount of $20,025,000 ($23,028,750 assuming full exercise of the over-allotment option) for all Shares covered by this Prospectus. Such payment will be the legal obligation of PaineWebber and will be made out of its own assets and will not in any way represent an obligation of the Fund or its Shareholders. PaineWebber has advised the Fund that the Underwriters may pay up to $0.45 per Share from such payment received from PaineWebber to selected dealers who sell the Shares and that such dealers may reallow a concession of up to $0.10 per Share to certain other dealers who sell Shares.

  Prior to this offering, there has been no public market for the Shares or any other securities of the Fund. The Shares have been approved for listing, subject to notice of issuance, on the NYSE under the symbol "HYF." In order to meet the requirements for listing the Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Shares to a minimum of 2,000 beneficial holders. The minimum investment requirement is 100 Shares ($1,500).

  The Fund and Mitchell Hutchins have each agreed to indemnify the Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the 1933 Act, as amended.

  The Fund has agreed not to offer or sell any additional equity securities of the Fund, other than Shares as contemplated by this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of PaineWebber.

  The Underwriters may take certain actions to discourage short-term trading of Shares during a period of time following the initial offering date. Included in these actions is the withholding of the concession and other payments to dealers in connection with Shares which were sold by such dealers and which are repurchased for the account of the Underwriters during such period. In addition, physical delivery of certificates representing Shares is required to transfer ownership of Shares for a certain period. Until the distribution of Shares is completed, rules of the SEC may limit the ability of the Underwriters and certain selling group members to bid for and purchase the Shares. As an exception to these rules, the Underwriters are permitted to engage in certain transactions that stabilize the price of the Shares. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Shares. If the Underwriters create a short position in the Shares in connection with the offering, i.e., if they sell more Shares than are set forth on the cover page of this Prospectus, then the Underwriters may reduce that short position by purchasing Shares in the open market. The Underwriters may also elect to reduce any short position by exercising all or a part of the over-allotment option described above. In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. In addition, the Underwriters may impose "penalty bids" under contractual arrangements with dealers participating in the offering whereby it may reclaim the selling concession with respect to Shares distributed in the offering but subsequently purchased for the account of the Underwriters in the open market. Neither the Fund nor the Underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Shares. In addition, neither the Fund nor the Underwriters make any representation that the Underwriters will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

  Under the terms of and subject to the conditions of the Underwriting Agreement, the Underwriters are committed to purchase and pay for all Shares offered hereby if any are purchased. The Underwriting Agreement provides that it may be terminated at or prior to the closing date for the purchase of the Shares if, in the judgment of PaineWebber, payment for and delivery of the Shares is rendered impracticable or inadvisable because (1) trading in the equity securities of the Fund is suspended by the SEC or by the principal exchange that lists the Shares, (2) additional material governmental restrictions, not in force on the date of the Underwriting Agreement, have been imposed upon trading in securities generally or trading in securities generally has been suspended on any U.S. securities exchange, (3) a general banking moratorium has been established by U.S. federal or New York authorities, or (4) any outbreak or material escalation of hostilities or other calamity or crisis occurs, the effect of which is such as to make it impracticable to market any or all of the Shares. The Underwriting Agreement also may be terminated if any of the conditions specified in the Underwriting Agreement have not been fulfilled when and as required by such agreement.

  Mitchell Hutchins, the Fund's investment adviser and administrator, is a wholly owned asset management subsidiary of PaineWebber. The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters. See "Management of the Fund" herein and "Portfolio Transactions" in the SAI. PaineWebber also will serve as the Fund's securities lending agent under its securities lending program. See "Other Investment Practices--Lending of Portfolio Securities."

                         DESCRIPTION OF CAPITAL STOCK

  The Fund is authorized to issue 200 million shares of capital stock, $.001 par value. The Board of Directors of the Fund is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Fund. The information contained under this heading is subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws.

SHARES

  The Shares have no preemptive, conversion, exchange or redemption rights. Each Share has equal voting, dividend, distribution and liquidation rights. The outstanding Shares are fully paid and non-assessable. Shareholders are entitled to one vote per Share. All voting rights for the election of Directors are non-cumulative, which means that the holders of more than 50% of the Shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Shares will not be able to elect any Directors.

  Under the rules of the NYSE applicable to listed companies, the Fund normally will be required to hold an annual meeting of Shareholders in each fiscal year. If the Fund is converted to an open-end investment company or if for any other reason the Shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of Shareholders), the Fund may decide not to hold annual meetings of Shareholders. See "Description of Capital Stock--Share Repurchases and Tender Offers."

  As of the date of this Prospectus, Mitchell Hutchins owned 100% of the issued and outstanding Shares, and until such time as the Fund completes the public offering of the Shares, Mitchell Hutchins will be deemed to be in control of the Fund under the 1940 Act.

  The Fund has no present intention of offering additional Shares, except as described herein and under the Plan, as it may be amended from time to time. See "Dividends and Other Distributions; Dividend Reinvestment Plan." Other offerings of Shares, if made, will require approval of the Fund's Board and will be subject to the requirement of the 1940 Act that Shares may not be sold at a price below the then current net asset value, exclusive of underwriting discounts and commissions, except, among other things, in connection with an offering to existing Shareholders or with the consent of a majority of the holders of the Fund's outstanding voting securities.

MUTUAL FUND INVESTMENT OPTION

  Purchasers of Shares through PaineWebber in this offering will have an investment option consisting of the right to reinvest the net proceeds from a sale at the market price of such Shares (the "Original Shares") in any Class A shares of one of the PaineWebber Family of Mutual Funds ("Eligible Class A Shares") at its net asset value, without the imposition of the initial sales charge, provided that four conditions are satisfied. First, the Original Shares must have either been acquired in this offering or be Shares representing reinvested dividends from Shares acquired in this offering. Second, the Original Shares must have been continuously maintained in a PaineWebber securities account. Third, the sale of the Original Shares must be made through PaineWebber at least one year after the completion of this offering. Fourth, the net proceeds from the sale of Original Shares must be reinvested immediately in Eligible Class A Shares and there must be a minimum purchase of $1,500 to be eligible for the investment option. The reinvestment of net proceeds from the sale of Original Shares will not relieve the selling Shareholder of any income tax that may be payable on the sale. PaineWebber has not undertaken to make a secondary market in the Shares or to purchase Shares from Shareholders in order to enable them to exercise this mutual fund investment option.

SHARE REPURCHASES AND TENDER OFFERS

  In recognition of the possibility that the Shares might trade at a discount from net asset value and that any such discount may not be in the best interest of Shareholders, the Fund's Board has determined that it will from time to time consider taking action to attempt to reduce or eliminate any discount. To that end, the Board currently intends, in consultation with Mitchell Hutchins, from time to time consider action either to repurchase Shares in the open market or to make a tender offer for Shares at their net asset value. In considering such actions, the Board may consider such factors as the market price of the Shares, the net asset value of the Shares, the liquidity of the Fund's assets, whether such transactions would impair the Fund's status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund's ability to consummate such transactions. Under certain circumstances, it is possible that open market repurchases or tender offers may constitute distributions under the Internal Revenue Code to the remaining shareholders of the Fund. The Board may at any time, however, decide that the Fund should not repurchase Shares or make a tender offer. The Fund may borrow to finance repurchases and tender offers. Interest on such borrowings will reduce the Fund's net income. See "Additional Information--Share Repurchases and Tenders" in the SAI.

  There is no assurance that the Board will decide to take either of these actions or that, if undertaken, either Share repurchases or tender offers will result in the Shares trading at a price that is equal or close to its net asset value per Share. The market price of the Shares will be determined by, among other things, the relative demand for and supply of Shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Shares may be the subject of tender offers at net asset value from time to time may reduce the spread that might otherwise exist between the market price of the Shares and net asset value per Share. In the opinion of Mitchell Hutchins, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover net asset value in conjunction with a possible tender offer. Although the Board believes that Share repurchases and tender offers generally would have a favorable effect on the market price of the Shares, it should be recognized that the Fund's acquisition of Shares would decrease the Fund's total assets and, therefore, have the effect of increasing the Fund's expense ratio and decreasing asset coverage with respect to any leverage being used by the Fund.

  Any tender offer made by the Fund for Shares generally would be at a price equal to the net asset value of the Shares on a date subsequent to the Fund's receipt of all tenders. Each offer would be made, and the Shareholders would be notified, in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or by mailing or both. Each offering document would contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. Each person tendering Shares would pay to the Fund's Transfer Agent a service charge to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. Any such service charge would be paid directly by the tendering Shareholder and would not be deducted from the proceeds of the purchase. The Fund's Transfer Agent would receive the fee as an offset to these costs. The Fund expects that the costs of effecting a tender offer would exceed the aggregate of all service charges received from those who tender their Shares. Costs associated with the tender would be charged against capital.

  Tendered Shares that have been accepted and purchased by the Fund will be held in the Fund's treasury until retired by the Board. If tendered Shares are not retired, the Fund may hold, sell or otherwise dispose of the Shares for any lawful corporate purpose as determined by the Board.

CONVERSION TO OPEN-END INVESTMENT COMPANY

  The Board also may consider from time to time whether it would be in the best interests of the Fund and its Shareholders to convert the Fund to an open-end investment company. If the Board determines that such a conversion would be in the best interests of the Fund and its Shareholders and is consistent with the 1940 Act, the Board will submit to the Fund's Shareholders, at the next succeeding annual or special meeting, a proposal to amend the Fund's Articles of Incorporation to so convert the Fund. Such an amendment would provide that, upon its adoption by the holders of at least a majority of the Fund's outstanding Shares entitled to vote thereon, the Fund would convert from a closed-end to an open-end investment company. If the Fund converted to an open-end investment company, it would be able to continuously issue and offer Shares for sale, and each such Share could be presented to the Fund, at the option of the holder thereof, for redemption at a price based on the then current net asset value per Share. In such event, the Fund could be required to liquidate portfolio securities to meet requests for redemption, the Shares would no longer be listed on the NYSE and certain investment policies of the Fund would require amendment. The Fund would be required to redeem any outstanding preferred stock and any indebtedness not constituting bank loans, which could eliminate or alter the Fund's leveraged capital structure.

  In considering whether to propose that the Fund convert to an open-end investment company, the Board would consider various factors, including, without limitation, the potential benefits and detriments to the Fund and its Shareholders of conversion, the potential alternatives and the benefits and detriments associated therewith, and the feasibility of conversion given, among other things, the Fund's investment objectives and policies. In the event of a conversion to an open-end investment company, the Fund may charge fees in connection with the sale or redemption of its Shares.

  There can be no assurance that the Board will conclude that such a conversion is in the best interest of the Fund or its Shareholders. As an open-end investment company, the Fund may reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a Shareholder may incur brokerage expenses in converting these securities into cash.

CERTAIN ANTI-TAKEOVER PROVISIONS IN THE ARTICLES OF INCORPORATION

  The Fund presently has provisions in its Articles of Incorporation that have the effect of limiting (1) the ability of other entities or persons to acquire control of the Fund, (2) the Fund's freedom to engage in certain transactions and (3) the ability of the Fund's directors or shareholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as "anti-takeover" provisions. Under Maryland law and the Fund's Articles of Incorporation, the affirmative vote of the holders of at least a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Articles of Incorporation. In addition, the affirmative vote of the holders of at least 66 2/3% (which is higher than that required under Maryland law or the 1940
Act) of the outstanding shares of the Fund's capital stock is required generally to authorize any of the following transactions or to amend the provisions of the Articles of Incorporation relating to such transactions:

    (1) merger, consolidation or statutory share exchange of the Fund with or into any other corporation, person, entity or group;

    (2) issuance of any securities of the Fund to any corporation, person, entity or group or entity for cash;

    (3) sale, lease or exchange of all or any substantial part of the assets of the Fund to any corporation, person, entity or group (except assets having an aggregate market value of less than $1,000,000); or

    (4) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any corporation, person, entity or group (except assets having an aggregate fair market value of less than $1,000,000)

if such corporation, person, entity or group (within the meaning of the Securities Exchange Act of 1934), is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding Shares of the Fund (a "Principal Shareholder"). A similar vote also would be required for any amendment of the Articles of Incorporation to convert the Fund to an open-end investment company by making any class of the Fund's capital stock a "redeemable security," as that term is defined in the 1940 Act. Such vote would not be required with respect to any of the foregoing transactions, however, when, under certain conditions, the Board of Directors approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets or the conversion of the Fund to an open-end investment company, the affirmative vote of the holders of a majority of the outstanding shares of the Fund's capital stock would nevertheless be required. Reference is made to the Articles of Incorporation of the Fund, on file with the SEC, for the full text of these provisions.

  The provisions of the Articles of Incorporation described above and the Fund's right to repurchase or make a tender offer for its Shares could have the effect of depriving the Shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Description of Capital Stock--Share Repurchases and Tender Offers." The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Principal Shareholder. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objectives and policies. The Fund's Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Shareholders.

        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND REGISTRAR

  State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, will serve as custodian of the Fund's assets. State Street Bank and Trust Company will employ foreign sub-custodians, approved by the Board, in accordance with applicable requirements under the 1940 Act, to provide custody of the Fund's foreign assets. PNC Bank, National Association, whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, will be the Fund's transfer and dividend disbursing agent and registrar.

                              FURTHER INFORMATION

  Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus and the Fund's SAI constitute a part, on file with the SEC.

  The Table of Contents for the SAI is as follows:

                                                                            PAGE
                                                                            ----
Investment Policies and Restrictions.......................................   1
Hedging and Other Strategies Using Derivative Instruments..................  13
Directors and Officers.....................................................  21
Control Persons and Principal Holders of Securities........................  26
Investment Advisory Arrangements...........................................  26
Portfolio Transactions.....................................................  27
Net Asset Value Shares.....................................................  29
Market Data................................................................  30
Taxation...................................................................  31
Additional Information.....................................................  34
Report of Independent Auditors.............................................  35
Statement of Assets, Liabilities and Capital...............................  36

                                   APPENDIX

                          DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S RATINGS FOR CORPORATE AND CONVERTIBLE BONDS:

  AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in the Aaa securities.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  BAA--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

  CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aa to Caa. The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of its generic rating category.

DESCRIPTION OF S&P RATINGS FOR CORPORATE AND CONVERTIBLE DEBT SECURITIES:

  AAA--An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA--An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A--An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  BB--An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B--An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC--An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC--An obligation rated "CC" is currently highly vulnerable to nonpayment.

  C--The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  D--An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless

Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  PLUS (+) OR MINUS (-)--The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  R--This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

================================================================================

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE UNDERWRITERS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL.

                                ---------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Summary.........................................................   3
Fund Expenses..............................................................  12
The Fund...................................................................  13
Use of Proceeds............................................................  13
Investment Objectives and Policies.........................................  13
Other Investment Practices.................................................  18
Special Considerations and Risk Factors....................................  23
Management of the Fund.....................................................  29
Dividends and Other Distributions;
 Dividend Reinvestment Plan................................................  31
Taxation...................................................................  33
Underwriting...............................................................  35
Description of Capital Stock...............................................  38
Custodian, Transfer and Dividend
 Disbursing Agent and Registrar............................................  41
Further Information........................................................  42
Appendix...................................................................  43

                                ---------------

  UNTIL JULY 20, 1998, ALL DEALERS EFFECTING TRANSACTIONS IN THE SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO PROVIDE A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

================================================================================

================================================================================


                               26,700,000 SHARES



                               MANAGED HIGH YIELD
                                 PLUS FUND INC.





                                ---------------

                                   PROSPECTUS

                                ---------------





                            PAINEWEBBER INCORPORATED




                                ---------------

                                 JUNE 24, 1998

================================================================================
(C)1998 PaineWebber Incorporated

                       MANAGED HIGH YIELD PLUS FUND INC.

                          1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

  Managed High Yield Plus Fund Inc. ("Fund") is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to seek high income. Its secondary investment objective is capital appreciation. No assurance can be given that the Fund will be able to achieve its investment objectives.

  The Fund is offering 26,700,000 shares of common stock, par value $.001 per share ("Shares"), through a group of underwriters ("Underwriters") led by PaineWebber Incorporated ("PaineWebber"). The Underwriters have been granted an option to purchase up to 4,005,000 additional Shares solely to cover over allotments, if any. The Shares will be sold during the initial public offering without any sales charges or underwriting discounts. The initial public offering price is $15 per Share. The minimum investment in the offering is 100 Shares ($1,500).

  Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber, will serve as investment adviser and administrator of the Fund. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's Prospectus, dated June 24, 1998. Capitalized terms not otherwise defined herein have the same meanings as in the Prospectus. A copy of the Prospectus may be obtained by calling your investment executive or by calling toll-free (800) 852-4750.

  The date of this Statement of Additional Information is June 24, 1998.

                     INVESTMENT POLICIES AND RESTRICTIONS

  The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.

YIELD FACTORS AND RATINGS

  Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and other nationally recognized statistical rating organizations (collectively with Moody's and S&P, "Rating Agencies") are private services that provide ratings of the credit quality of debt obligations (bonds) and certain other securities. A description of the range of ratings assigned to debt obligations by S&P and Moody's is included in the Appendix to the Prospectus. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by the Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Mitchell Hutchins will consider such an event in determining whether the Fund should continue to hold the obligation.

  In addition to ratings assigned to individual bond issues, Mitchell Hutchins analyzes interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

SPECIAL CHARACTERISTICS OF FOREIGN AND EMERGING MARKET SECURITIES

  General. The costs attributable to foreign investing frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income, and gains realized, on certain foreign securities may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject. In addition, substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment capital or the proceeds of sales of securities. Moreover, legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts. Foreign securities trading practices, including those involving securities settlement where the Fund's assets may be released prior to receipt of payment, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

  Many foreign and emerging market securities are not registered with the SEC, and the issuers of those securities are not subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies and, in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

  Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in the temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

  Sovereign Debt. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is, therefore, limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

  A sovereign debtor's willingness or ability to pay interest and repay principal in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

  To the extent that a country has a current account deficit (generally when exports of merchandise and services are less than the country's imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it will need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

  With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Some emerging market countries have from time to time declared moratoria on the payment of principal and interest on external debt.

  Some emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

  Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

MORTGAGE- AND ASSET-BACKED SECURITIES

  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. The U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association) or Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government-sponsored enterprises. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

  Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.

  Ginnie Mae Certificates. Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as the Fund. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

  Fannie Mae Certificates. Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

  Freddie Mac Certificates. Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semiannually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.

  Private Mortgage-Backed Securities. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the pass-through certificates and collateralized mortgage obligations ("CMOs") issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "--Types of Credit Enhancement" below. These credit enhancements do not protect investors from changes in market value.

  Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. The market for commercial mortgage-backed securities developed more recently, and in terms of total outstanding principal amount of issues is relatively small, compared to the market for residential single-family mortgage-backed securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by loans on residential properties.

  Collateralized Mortgage Obligations and Multi-Class Mortgage Pass-
Throughs. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class, mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any principal-only class) on a monthly, quarterly or semiannual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

  Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--i.e., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse interest-only class on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

  Types of Credit Enhancement. To lessen the effect of failures by obligors on the underlying assets to make payments, mortgage- and asset-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

  Investments in Subordinated Securities. The Fund may invest in subordinated classes of senior-subordinated securities ("Subordinated Securities"). Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage- or asset-backed securities arising out of the same pool of assets. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior securities issued in respect of the same pool of assets. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates, and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage- or asset-backed securities.

  Special Characteristics of Mortgage- and Asset-Backed Securities. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-backed securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of the Fund.

  Additional Information on ARM and Floating Rate Mortgage-Backed
Securities. Adjustable rate mortgage-backed securities (sometimes referred to as "ARM securities") are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARM securities generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARM securities generally do not increase in value as much as fixed rate securities. ARM securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

  ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

  The rates of interest payable on certain ARMs, and, therefore, on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

  Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

DURATION

  Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept "term to maturity." Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides for a final payment, taking no account of the pattern of the security's payments prior to maturity.

  For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending upon its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

  Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen a security's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

  There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, Mitchell Hutchins will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

CONVERTIBLE SECURITIES

  The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in foreign currencies are increasing. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

  The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

  A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

REPURCHASE AGREEMENTS

  Repurchase agreements are transactions in which the Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund will maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the seller to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of such securities becomes less than the repurchase price, plus any agreed-upon additional amount, the seller will be required to provide additional collateral so that at all times the collateral will be at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price paid by the Fund upon acquisition will be accrued as interest and included in the Fund's net investment income.

  Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks, securities dealers or their respective affiliates in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's Board. Mitchell Hutchins will receive and monitor the creditworthiness of such institutions under the Board's general supervision.

ILLIQUID SECURITIES

  The Fund may invest without limit in illiquid securities, which for this purpose includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days, certain loan participations and assignments, and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the Fund's Board of Directors.

  Restricted securities are not registered under the Securities Act of 1933 ("1933 Act") and may be sold only in privately negotiated transactions or other exempted transactions or after a 1933 Act registration statement has become effective. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities also include those that are subject to restrictions contained in the securities laws of other countries.

  However, not all restricted securities are illiquid. To the extent that foreign securities are freely tradable in the country where they are principally traded they are not considered illiquid, even if they are restricted securities in the United States. In addition, an institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Institutional markets for restricted securities also have developed as a result of Rule 144A. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD"). An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

  The Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

MUNICIPAL OBLIGATIONS

  Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are supported by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general taxing power. Industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and normally are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

  Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. The Fund also may acquire call options on specific municipal obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

  While, in general, municipal obligations are tax-exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Fund investments. The portion of dividends received by Shareholders from the Fund that is attributable to interest income received by the Fund from municipal obligations will not be exempt from federal income tax.

MONEY MARKET INSTRUMENTS

  The Fund may invest in money market instruments which may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of foreign and domestic banks or other depository institutions, commercial paper, short-term corporate obligations and repurchase agreements secured by any of the foregoing.

  Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

  Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. Other short-term corporate obligations include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. There generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time.

SHORT SALES "AGAINST THE BOX"

  The Fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Fund, and the Fund is obligated to replace the securities borrowed at a date in the future. When the Fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Fund maintains, in a segregated account with its custodian, securities that could be used to cover the short sale. The Fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

  The Fund might make a short sale "against the box" in order to hedge against market risks when Mitchell Hutchins believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for a security owned by the Fund. In such case, any loss in the Fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

INVESTMENT LIMITATIONS

  Fundamental Limitations. The following investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares or (b) 67% or more of the Shares present at a Shareholders' meeting if more than 50% of the outstanding Shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations or of any of the Fund's investment policies.

   The Fund will not:

     (1) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

     The following interpretation applies to, but it not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

     (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

     (3) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

     (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

     (5) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

     (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  Except for the investment restrictions listed above and the Fund's investment objectives, the other investment policies described in the Prospectus and this Statement of Additional Information are not fundamental and may be changed with approval of the Board of Directors and without a Shareholder vote.

           HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS

GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS

  Mitchell Hutchins may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and forward currency contracts to attempt to hedge the Fund's portfolio and to attempt to enhance income or to realize gains. Mitchell Hutchins also may attempt to hedge the Fund's portfolio through the use of swap transactions. The Fund may enter into transactions using one or more types of Derivatives Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the Fund's use of these instruments will place at risk a much smaller portion of its assets. The Fund may use the following Derivative Instruments:

  Options on Debt and Equity Securities and Foreign Currencies. A call option is a contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term, or upon the expiration, of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of a put option, who receives the premium, has the obligation, upon timely exercise of the option, to buy the underlying security or currency at the exercise price.

  Options on Indices of Debt Securities. An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more traditional options except that exercises of index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

  Debt and Equity Security Index Futures Contracts. An index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

  Debt Security and Currency Futures Contracts. A debt security futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of the specific type of debt security or currency called for in the contract at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  Options on Futures Contracts. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call, and a long position in the case of put.

  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS

  Hedging strategies using Derivative Instruments can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

  Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

  Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to hedge against price movements in broad market sectors in which the Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

  The use of Derivative Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, the Fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxation."

  In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins may discover additional opportunities in connection with Derivative Instruments. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as Derivative Instruments and techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with the Fund's investment objectives and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS

  The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

  (1) Successful use of most Derivative Instruments depends upon Mitchell Hutchins' ability to predict movements of the overall securities, currency or interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Derivative Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

  (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

  (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

  (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position in a Derivative Instrument can be closed out at a time and price that is favorable to the Fund.

COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS

  Transactions using Derivative Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, forward currency contracts or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, the committing of a large portion of the Fund's assets to cover positions or to segregated accounts could impede portfolio management or the Fund's ability to meet current obligations.

OPTIONS

  The Fund may purchase put and call options, and write (sell) covered put and call options, on debt and equity securities and foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. Writing covered put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchases of such options. In addition, writing covered put options may serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options may serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Investment Policies and Restrictions--Illiquid Securities."

  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, OTC options on foreign currencies and debt securities are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. There are also other types of options exercisable or certain specified dates before expiration. Options that expire unexercised have no value.

  The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

  The Fund may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities and foreign currencies exist but are relatively new and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

  The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. The Fund will enter into OTC option transactions only with counterparties deemed creditworthy by Mitchell Hutchins.

  If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

  The Fund may purchase and write put and call options on indices of debt and equity securities in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the debt securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

FUTURES

  The Fund may purchase and sell interest rate, debt and equity security index and foreign currency futures and options thereon. The purchase of futures or call options thereon may serve as a long hedge, and the sale of futures or the purchase of put options thereon may serve as a short hedge. Writing covered call options on futures contracts may serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities, currencies or indices. Similarly, writing put options on futures contracts may serve as a limited long hedge.

  Futures strategies also can be used to manage the average duration of the Fund's portfolio. If Mitchell Hutchins wishes to shorten the average duration of the Fund's portfolio, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of the Fund's portfolio, the Fund may buy an interest rate or futures contract or a call option thereon or sell a put option thereon.

  No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit with the futures broker through which the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations that are fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

  Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations with respect to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a put or call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

  Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into such transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

  If the Fund were unable to liquidate a futures or options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS

  The Fund may use options on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which portfolio securities are denominated and to attempt to enhance income or to realize gains. Currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

  The Fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are more expensive than certain other Derivative Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or basket of currencies, the value of which Mitchell Hutchins believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

  The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, the Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

  Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COMBINED TRANSACTIONS

  The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and any combination of futures and options transactions (each a "component" transactions), instead of a single Derivative Instrument, as part of a single or combined strategy when, in the opinion of Mitchell

Hutchins, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Mitchell Hutchins' judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

GUIDELINE FOR FUTURES AND OPTIONS

  To the extent that the Fund enters into futures contracts, options on futures positions and options on foreign currencies traded on a commodities exchange, which are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets. This guideline may be modified by the Fund's Board of Directors without a Shareholder vote. Adoption of this guideline does not limit the percentage of the Fund's assets at risk to 5%.

FORWARD CURRENCY CONTRACTS

  The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

  As noted above, the Fund also may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins believes will have a positive correlation to the values of the currency being hedged. In addition, the Fund may use forward currency contracts to shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and Mitchell Hutchins believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

  The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

  As in the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or liquid securities in a segregated account.

  The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS

  The Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

SWAP TRANSACTIONS

  The Fund may enter into interest rate swap transactions. Swap transactions include caps, floors and collars. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal ("notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which one party agrees to make payments to its counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated level or goes below a designated floor level on predetermined dates or during a specified time period. The Fund would enter into swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund would use these transactions as a hedge and not as a speculative investment. Interest rate swap transactions are subject to risks comparable to those described above with respect to other derivative instruments.

  The Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swap transactions are entered into for good faith hedging purposes and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and appropriate Fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, floors and collars that are written by the Fund.

  The Fund will enter into swap transactions only with banks, securities dealers and their respective affiliates believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's Board. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

                            DIRECTORS AND OFFICERS

  The ages, business addresses and principal occupations during the past five years of the Directors and executive officers of the Fund are:

                                      POSITION                  BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE             WITH THE FUND                OTHER DIRECTORSHIPS
----------------------             -------------                --------------------
Margo N. Alexander**; 51       Director and President  Mrs. Alexander is president, chief executive officer and a director of
                                                       Mitchell Hutchins (since January 1995)
                                                       and also an executive vice president
                                                       and a director of PaineWebber. Mrs.
                                                       Alexander is president and a director
                                                       or trustee of 31 investment companies
                                                       for which Mitchell Hutchins or
                                                       PaineWebber serves as investment
                                                       adviser.

Richard Q. Armstrong; 62              Director         Mr. Armstrong is chairman and
78 West Brother Drive                                  principal of RQA Enterprises
Greenwich, CT 06830                                    (management consulting firm) (since
                                                       April 1991 and principal occupation
                                                       since March 1995). Mr. Armstrong was
                                                       chairman of the board, chief executive
                                                       officer and co-owner of Adirondack
                                                       Beverages (producer and distributor of
                                                       soft drinks and sparkling/still
                                                       waters) (October 1993-March 1995). He
                                                       was a partner of the New England
                                                       Consulting Group (management
                                                       consulting firm) (December 1992-
                                                       September 1993). He was managing
                                                       director of LVMH U.S. Corporation
                                                       (U.S. subsidiary of the French luxury
                                                       goods conglomerate, Louis Vuitton Moet
                                                       Hennessey Corporation) (1987-1991) and
                                                       chairman of its wine and spirits
                                                       subsidiary, Schieffelin & Somerset
                                                       Company (1987-1991). Mr. Armstrong is
                                                       a director or trustee of 30 investment
                                                       companies for which Mitchell Hutchins
                                                       or PaineWebber serves as investment
                                                       adviser.

E. Garrett Bewkes, Jr.**; 71        Director and       Mr. Bewkes is a director of Paine
                                  Chairman of the      Webber Group Inc. ("PW Group")
                                 Board of Directors    (holding company of PaineWebber and
                                                       Mitchell Hutchins). Prior to December
                                                       1995, he was a consultant to PW Group.
                                                       Prior to 1988, he was chairman of the
                                                       board, president and chief executive
                                                       officer of American Bakeries Company.
                                                       Mr. Bewkes is a director of Interstate
                                                       Bakeries Corporation and NaPro
                                                       BioTherapeutics, Inc. Mr. Bewkes is a
                                                       director of trustee of 31 investment
                                                       companies for which Mitchell Hutchins
                                                       or PaineWebber serves as investment
                                                       adviser.

                                      POSITION                  BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE             WITH THE FUND                OTHER DIRECTORSHIPS
----------------------             -------------                --------------------
Richard R. Burt; 51                   Director         Mr. Burt is chairman of IEP Advisors,
1275 Pennsylvania Ave.,                                Inc. (international investments and
N.W.Washington, D.C. 20004                             consulting firm)
                                                       (since March 1994) and a partner of
                                                       McKinsey & Company (management
                                                       consulting firm) (since 1991). He is
                                                       also a director of Archer-Daniels-
                                                       Midland Co. (agricultural
                                                       commodities), Hollinger International
                                                       Co. (publishing), Homestake Mining
                                                       Corp., Powerhouse Technologies Inc.
                                                       and Wierton Steel Corp. He was the
                                                       chief negotiator in the Strategic Arms
                                                       Reduction Talks with the former Soviet
                                                       Union (1989-1991) and the U.S.
                                                       Ambassador to the Federal Republic of
                                                       Germany (1985-1989). Mr. Burt is a
                                                       director or trustee of 30 investment
                                                       companies for which Mitchell Hutchins
                                                       or PaineWebber serves as investment
                                                       adviser.

Mary C. Farrell**; 48                 Director         Ms. Farrell is a managing director,
                                                       senior investment strategist and
                                                       member of the Investment Policy
                                                       Committee of PaineWebber. Ms. Farrell
                                                       joined PaineWebber in 1982. She is a
                                                       member of the Financial Women's
                                                       Association and Women's Economic
                                                       Roundtable and appears as a regular
                                                       panelist on Wall $treet Week with
                                                       Louis Rukeyser. She also serves on the
                                                       Board of Overseers of New York
                                                       University's Stern School of Business.
                                                       Ms. Farrell is a director or trustee
                                                       of 30 investment companies for which
                                                       Mitchell Hutchins or PaineWebber
                                                       serves as investment adviser.

Meyer Feldberg; 56                    Director         Mr. Feldberg is Dean and Professor of
Columbia University                                    Management of the Graduate School of
101 Uris Hall                                          Business, Columbia University. Prior
New York, New York 10027                               to 1989, he was president of the
                                                       Illinois Institute of Technology. Dean
                                                       Feldberg is also a director of
                                                       Premedia Inc., Federated Department
                                                       Stores, Inc. and Revlon, Inc. Dean
                                                       Feldberg is a director or trustee of
                                                       30 investment companies for which
                                                       Mitchell Hutchins or PaineWebber
                                                       serves as investment adviser.

George W. Gowen; 68                   Director         Mr. Gowen is a partner in the law firm
666 Third Avenue                                       of Dunnington, Bartholow & Miller.
New York, New York 10017                               Prior to may 1994, he was a partner in
                                                       the law firm of Fryer, Ross & Gowen.
                                                       Mr. Gowen is a director of Columbia
                                                       Real Estate Investments, Inc.
                                                       Mr. Gowen is a director or trustee of
                                                       30 investment companies for which
                                                       Mitchell Hutchins or PaineWebber
                                                       serves as investment adviser.

                                      POSITION                  BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE             WITH THE FUND                OTHER DIRECTORSHIPS
----------------------             -------------                --------------------
Frederic V. Malek; 61                 Director         Mr. Malek is chairman of Thayer
1445 Pennsylvania Avenue,                              Capital Partners (merchant bank). From
N.W.                                                   January 1992 to November 1992, he was
Suite 350                                              campaign manager of Bush-Quayle 92.
Washington, D.C. 20004                                 From 1990 to 1992, he was vice
                                                       chairman and, from 1989 to 1990, he
                                                       was president of Northwest Airlines
                                                       Inc., NWA Inc. (holding company of
                                                       Northwest Airlines Inc.) and Wings
                                                       Holdings Inc. (holding company of NWA
                                                       Inc.). Prior to 1989, he was employed
                                                       by the Marriott Corporation (hotels,
                                                       restaurants, airline catering and
                                                       contract feeding), where he most
                                                       recently was an executive vice
                                                       president and president of Marriott
                                                       Hotels and Resorts. Mr. Malek is also
                                                       a director of American Management
                                                       Systems, Inc. (management consulting
                                                       and computer-related services),
                                                       Automatic Data Processing Inc., CB
                                                       Commercial Group, Inc. (real estate
                                                       services), Choice Hotels International
                                                       (hotel and hotel franchising), FPL
                                                       Group, Inc. (electric services), Manor
                                                       Care, Inc. (health care) and Northwest
                                                       Airlines Inc. Mr Malek is a director
                                                       or trustee of 30 investment companies
                                                       for which Mitchell Hutchins or
                                                       PaineWebber serves as investment
                                                       adviser.

Carl W. Schafer; 61                   Director         Mr. Schafer is president of the
P.O. Box 1164                                          Atlantic Foundation (charitable
Princeton, NJ 08542                                    foundation supporting mainly
                                                       oceanographic exploration and research).
                                                       He also is a director of Base Ten
                                                       Systems, Inc. (software), Roadway
                                                       Express, Inc. (trucking), The Guardian
                                                       Group of Mutual Funds, the Harding,
                                                       Loevner Funds, Evans Systems, Inc. (a
                                                       motor fuels, convenience store and
                                                       diversified company), Electronic
                                                       Clearing House, Inc. (financial
                                                       transactions processing), Frontier Oil
                                                       Corporation and Nutraceutix, Inc.
                                                       (biotechnology). Prior to January
                                                       1993, Mr. Schafer was chairman of the
                                                       Investment Advisory Committee of the
                                                       Howard Hughes Medical Institute. Mr.
                                                       Schafer is a director or trustee of 30
                                                       investment companies for which
                                                       Mitchell Hutchins or PaineWebber
                                                       serves as investment adviser.

John J. Lee; 29                  Vice President and    Mr. Lee is vice president and a
                                Assistant Treasurer    manager of the mutual fund finance
                                                       department of Mitchell Hutchins. Prior
                                                       to September 1997, he was an audit
                                                       manager in the financial services
                                                       practice of Ernst & Young LLP. Mr. Lee
                                                       is a vice president and assistant
                                                       treasurer of 30 investment companies
                                                       for which Mitchell Hutchins or
                                                       PaineWebber serves as investment
                                                       adviser.

                                      POSITION                  BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE             WITH THE FUND                OTHER DIRECTORSHIPS
----------------------             -------------                --------------------
Thomas J. Libassi; 39              Vice President      Mr. Libassi is a senior vice president
                                                       and portfolio manager of Mitchell
                                                       Hutchins. Prior to May 1994, he was a
                                                       vice president of Keystone Custodian
                                                       Funds Inc. with portfolio management
                                                       responsibility. Mr. Libassi is a vice
                                                       president of seven investment
                                                       companies for which Mitchell Hutchins
                                                       or PaineWebber serves as investment
                                                       adviser.

Ann E. Moran; 40                 Vice President and    Ms. Moran is a vice president and a
                                Assistant Treasurer    manager of the mutual fund finance
                                                       department of Mitchell Hutchins. Ms.
                                                       Moran is a vice president and
                                                       assistant treasurer of 31 investment
                                                       companies for which Mitchell Hutchins
                                                       or PaineWebber serves as investment
                                                       adviser.

Dianne E. O'Donnell; 45          Vice President and    Ms. O'Donnell is a senior vice
                                     Secretary         president and deputy general counsel
                                                       of Mitchell Hutchins. Ms. O'Donnell is
                                                       a vice president and secretary of 30
                                                       investment companies and vice
                                                       president and assistant secretary for
                                                       one investment company which Mitchell
                                                       Hutchins or PaineWebber serves as
                                                       investment adviser.

Emil Polito; 37                    Vice President      Mr. Polito is a senior vice president
                                                       and director of operations and control
                                                       for Mitchell Hutchins. From March 1991
                                                       to September 1993 he was director of
                                                       the mutual funds sales support and
                                                       service center for Mitchell Hutchins
                                                       and PaineWebber. Mr. Polito is a vice
                                                       president for 31 investment companies
                                                       for which Mitchell Hutchins or
                                                       PaineWebber serves as investment
                                                       adviser.

Victoria E. Schonfeld; 48          Vice President      Ms. Schonfeld is a managing director
                                                       and general counsel of Mitchell
                                                       Hutchins. Prior to May 1994, she was a
                                                       partner in the law firm of Arnold &
                                                       Porter. Ms. Schonfeld is a vice
                                                       president of 30 investment companies
                                                       and vice president and secretary for
                                                       one investment company for which
                                                       Mitchell Hutchins or PaineWebber
                                                       serves as investment adviser.

Paul H. Schubert; 35               Vice President      Mr. Schubert is a senior vice
                                   and Treasurer       president and the director of the
                                                       mutual fund finance department of
                                                       Mitchell Hutchins. From August 1992 to
                                                       August 1994, he was a vice president
                                                       of BlackRock Financial Management L.P.
                                                       Mr. Schubert is a vice president and
                                                       treasurer of 31 investment companies
                                                       for which Mitchell Hutchins or
                                                       PaineWebber serves as investment
                                                       adviser.


NAME AND ADDRESS*;        POSITION                BUSINESS EXPERIENCE;
AGE                     WITH THE FUND             OTHER DIRECTORSHIPS
------------------      -------------             --------------------
Barney A.            Vice President and  Mr. Taglialatela is a vice president
 Taglialatela; 37    Assistant Treasurer and a manager of the mutual fund
                                         finance department of Mitchell
                                         Hutchins. Prior to February 1995, he
                                         was a manager of the mutual fund
                                         finance division of Kidder Peabody
                                         Asset Management Inc. Mr. Taglialatela
                                         is a vice president and assistant
                                         treasurer of 31 investment companies
                                         for which Mitchell Hutchins or
                                         PaineWebber serves as investment
                                         adviser.

Keith A. Weller, 36  Vice President and  Mr. Weller is a first vice president
                     Assistant Secretary and associate general counsel of
                                         Mitchell Hutchins. Prior to May 1995,
                                         he was an attorney in private
                                         practice. Mr. Weller is a vice
                                         president and assistant secretary of
                                         30 investment companies for which
                                         Mitchell Hutchins or PaineWebber
                                         serves as investment adviser.

Ian W. Williams; 40  Vice President and  Mr. Williams is a vice president and a
                     Assistant Treasurer manager of the mutual fund finance
                                         department of Mitchell Hutchins. Mr.
                                         Williams is a vice president and
                                         assistant treasurer of 31 investment
                                         companies for which Mitchell Hutchins
                                         or PaineWebber serves as investment
                                         adviser.

--------
* Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.
** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of the
   Fund as defined in the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

   The Fund pays Directors who are not "interested persons" of the Fund $1,000 annually and $150 for each board meeting and for each separate meeting of a board committee. The chairmen of the audit and contract review committees of individual funds within the PaineWebber fund complex receive additional compensation aggregating $15,000 each annually from the relevant funds. All Directors are reimbursed for any expenses incurred in attending meetings. Because Mitchell Hutchins performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of PaineWebber or Mitchell Hutchins presently receives any compensation from the Fund for acting as a director or officer.

  The table below includes certain information relating to the compensation of the Fund's Directors.

                              COMPENSATION TABLE+

                                                                       TOTAL
                                                        ESTIMATED   COMPENSATION
                                                        AGGREGATE     FROM THE
                                                       COMPENSATION FUND AND THE
                                                         FROM THE       FUND
      NAME OF PERSONS POSITION                             FUND       COMPLEX*
      ------------------------                         ------------ ------------
      Richard Q. Armstrong, Director..................    $1,750      $ 94,885
      Richard R. Burt, Director.......................    $1,750      $ 87,085
      Meyer Feldberg, Director........................    $2,402      $117,853
      George W. Gowen, Director.......................    $1,750      $101,567
      Frederic Malek, Director........................    $1,750      $ 95,845
      Carl W. Schafer, Director.......................    $1,750      $ 94,885

--------
+ Only independent members of the Board of Directors are compensated by the Fund and identified above; Directors who are "interested persons," as defined in the 1940 Act, do not receive compensation.
* Represents total compensation paid to each Director during the calendar year ended December 31, 1997; no fund within the complex has a bonus, pension, profit sharing or retirement plan.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  As of June 24, 1998, Mitchell Hutchins owned of record 100% of the outstanding Shares, and none of the Directors and officers of the Fund beneficially owned any of the outstanding Shares.

                       INVESTMENT ADVISORY ARRANGEMENTS

  Mitchell Hutchins is the Fund's investment adviser and administrator pursuant to a contract dated as of June 22, 1998 with the Fund ("Advisory Contract"). Pursuant to the Advisory Contract, Mitchell Hutchins will provide a continuous investment program for the Fund and make investment decisions and place orders to buy, sell or hold particular securities. As administrator, Mitchell Hutchins will supervise all matters relating to the operation of the Fund and obtain for it corporate, administrative and clerical personnel, office space, equipment and services, including arranging for the periodic preparation, updating, filing and dissemination of proxy materials, tax returns and reports to the Fund's Board, Shareholders and regulatory authorities.

  In addition to the payments to Mitchell Hutchins under the Advisory Contract described above, the Fund pays certain other costs, including (1) the costs (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational and offering expenses of the Fund, whether or not advanced by Mitchell Hutchins; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Fund under federal securities laws and/or state laws and maintaining such registration and qualifications;
(5) fees and salaries payable to Fund's directors and officers who are not interested persons of the Fund or Mitchell Hutchins; (6) all expenses incurred in connection with the Fund's directors' services, including travel expenses;
(7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and any other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claims for damages or other relief asserted against the Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for those directors of the Fund who are not interested persons of the Fund; (11) charges of custodians, transfer agents and other agents (including any lending agent); (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders; (14) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders; (15) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its officers, directors, agents and shareholders) incurred by the Fund; (16) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (17) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (18) the costs of investment company literature and other publications provided by the Fund to its directors and officers; (19) costs of mailing, stationery and communications equipment; (20) expenses incident to any dividend reinvestment plan; (21) changes and expenses of any outside pricing service used to value portfolio securities; (22) interest on borrowings of the Fund; (23) fees and expenses of listing and maintaining any listing of the Fund's Shares on any national securities exchange; and (24) costs and expenses (including rating agency fees) associated with the issuance of any preferred stock.

  The Advisory Contract was approved by the Fund's Board and by a majority of the Directors who are not parties to the Advisory Contract or interested persons of any such party ("Independent Directors") on May 13, 1998 and by its initial Shareholder on June 22, 1998. Unless sooner terminated, the Advisory Contract will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (1) by a majority vote of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval; and (2) by the Board or by vote of a majority of the Fund's outstanding voting securities.

  Under the Advisory Contract, Mitchell Hutchins is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations under the Advisory Contract. The Advisory Contract is terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to Mitchell Hutchins. The Advisory Contract may also be terminated by Mitchell Hutchins on 60 days' written notice to the Fund. The Advisory Contract terminates automatically upon its assignment.

  Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, that establishes procedures for personal investing and that restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients.

                            PORTFOLIO TRANSACTIONS

  Subject to policies established by the Board of Directors, Mitchell Hutchins will be responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins will seek to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable dealer spread or brokerage commission), size of order, difficulty of execution and operational facilities of the firm involved. Generally, debt securities are traded on the OTC market on a "net" basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time.

  The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or any of its affiliates, including PaineWebber. The Fund's Board of Directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins or any of its affiliates are reasonable and fair. Specific provisions in the Advisory Contract authorize Mitchell Hutchins and any affiliate thereof that is a member of a national securities exchange to effect portfolio transactions for the Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

  Transactions in futures contracts are executed through futures commission merchants ("FCMs") who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

  Consistent with the Fund's interests and subject to the review of the Fund's Board of Directors, Mitchell Hutchins may cause the Fund to purchase and sell portfolio securities through brokers who provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transaction on an agency basis.

  Research services furnished by dealers or brokers with or through which the Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by dealers or brokers in connection with other funds or accounts Mitchell Hutchins advises may be used by Mitchell Hutchins in advising the Fund. Information and research received from such brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract.

  Investment decisions for the Fund and for other investment accounts managed by Mitchell Hutchins will be made independently of each other in light of differing considerations for the various accounts. The same investment decision, however, may occasionally be made for the Fund and one or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

  The Fund will not purchase securities that are offered in underwritings in which PaineWebber, Mitchell Hutchins or any of their affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber, Mitchell Hutchins and their affiliates not participate in or benefit from the sale to the Fund.

                           NET ASSET VALUE OF SHARES

  The net asset value of the Shares is determined weekly as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the last day of the week on which the NYSE is open for trading. The net asset value of the Shares also is determined monthly at the close of regular trading on the NYSE on the last day of the month on which the NYSE is open for trading. The net asset value per Share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received and earned discount) minus all liabilities (including accrued expenses) by the total number of Shares outstanding at such time.

  When market quotations are readily available, the Fund's debt securities are valued based upon those quotations. When market quotations for options and futures positions held by the Fund are readily available, those positions are valued based upon such quotations. Market quotations generally are not available for options traded in the OTC market. When market quotations for options or futures positions are not readily available, they are valued at fair value as determined in good faith by or under the direction of the Board of Directors. When market quotations are not readily available for any of the Fund's debt securities, such securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. Notwithstanding the above, debt securities with maturities of 60 days or less generally are valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing the difference between their fair value as of the 61st day prior to maturity and their maturity value if their original term to maturity exceeded 60 days, unless in either case the Board of Directors or its delegate determines that this does not represent fair value.

  Securities and other instruments that are listed on U.S. and foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the last bid price available. In cases where securities or other instruments are traded on more than one exchange, such securities or other instruments generally are valued on the exchange designated by Mitchell Hutchins under the direction of the Board of Directors as the primary market. Securities traded in the OTC market and listed on the Nasdaq are valued at the last available sale price on Nasdaq prior to the time of valuation; other OTC securities and instruments are valued at the last available bid price prior to the time of valuation. Other securities and assets for which reliable market quotations are not readily available (including restricted securities subject to limitations as to their sale) will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

  All securities and other assets quoted in foreign currency and forward currency contracts are valued weekly in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodian. Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of the Fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

                                  MARKET DATA


  The market for lower-rated, high yield bonds grew significantly in the early 1980's, primarily to provide access to the capital markets for small, new or troubled companies. Some companies used these markets to raise cash in order to buy other corporations through highly leveraged transactions. Currently, the market continues to expand with some of America's most well known and respected companies issuing lower-rated, high yield bonds to finance expansion or growth, and some smaller, growing companies using such bonds to raise cash for research and development or for investment in new technologies. Due to the strong economy over the last several years, lower-rated securities have experienced improving credit quality and lower default rates. Of course, past performance is no indication of future results.

  Mitchell Hutchins views the market for lower-rated, high yield bonds as much more liquid and less speculative than it was in the 1980s. According to DLJ Research, the outstanding principal amount of lower-rated securities has increased from approximately $30 billion in 1980 to approximately $520 billion in April, 1998. The DLJ Research data indicates that outstanding principal amounts of lower rated securities of U.S. issuers at year-ends in 1977, 1978, 1979, 1980, 1981, 1982, 1983, 1984, 1985, 1986, 1987, 1988, 1989, 1990, 1991,
1992, 1993, 1994, 1995, 1996, 1997 and through April 16, 1998 were $24, $26,
$28, $30, $32, $35, $41, $57, $81, $136, $181, $206, $242, $214, $205, $205,
$247, $283, $308, $363, $467, and $527 billion, respectively. These measures are historical only and are not intended to predict future trends or results.

  As reported by DLJ Research and the Altman Default Study, lower-rated security default rates for calendar years 1983, 1984, 1985, 1986, 1987, 1988, 1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996 and 1997 were 1.10%, 0.84%,
1.71%, 3.50%, 5.78%, 2.66%, 4.29%, 10.14%, 10.27%, 3.40%, 1.11%, 1.45%, 1.90%,
1.23% and 0.84%, respectively. These measures are historical only and are not intended to predict future trends or results.

  Interest rates have fallen dramatically in recent years, and PaineWebber has forecasted that interest rates on long-term U.S. Treasury bonds will approach 5% by the turn of the century. PaineWebber's outlook for interest rates suggests that high yield bonds may be attractive for both income and total return. With the bullish stock market in its eighth year, investors looking for ways to reduce their exposure to stocks while maintaining the opportunity for growth may consider investing in lower-rated, high yield bonds. According to data provided by the Investment Company Institute, approximately $45 billion was invested in bond and income funds in 1997, roughly four times the amount in 1996. Almost $17 billion of that went into high yield bond funds.

  DLJ Research data indicates that, as measured by the S&P 500 Index and by the DLJ High Yield Index, high yield securities have on average for the period 1980-1997 provided 80% of the returns of stocks with just 53% of the volatility. The S&P 500 Index is an unmanaged weighted index comprising 500 widely held common stocks varying in composition and is unavailable for investment. The DLJ High Yield Index is an unmanaged index representative of the high yield market and is unavailable for investment. The DLJ High Yield Index is comprised of high yield private securities and 144A securities with registration rights and average credit ratings of BB/B by S&P. Neither of these indices is indicative of the Fund's performance. These results are historical only and are not intended to predict future trends or results.

  The DLJ Research data indicates that the average annual returns for 1980 through 1997 for the S&P 500 Index and the DLJ High Yield Index were 17.13% and 13.71%, respectively. The volatility (as measured by standard deviation) for the same time periods was 17.24% and 9.19%, respectively. These measures are historical only and are not intended to predict future trends or results.

  An investment in the Fund is one way in which an investor can add exposure to higher-yielding, higher risk income securities to his or her portfolio. The data contained in the following graph indicates that adding higher yielding, higher risk income securities to a portfolio of investment grade bonds may actually increase the portfolio's total return potential while reducing the portfolio's volatility.

                                DIVERSIFICATION
   100% Lehman Brothers Aggregate Bond Index vs. 100% CSFB High Yield Index
                              1-1-86 to 12-31-97

                             [GRAPH APPEARS HERE]

                              Standard Deviation

  This graph is shown for illustrative purposes only and does not represent the Fund's performance. The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch Investors Service. The CS First Boston High Yield Index consists of bonds rated BB and below by S&P or Ba and below by Moody's. Standard deviation is a statistic used to measure the dispersion of monthly returns of an index around its average and, as such, is a measure of volatility. The indices are unmanaged and are not available for investment. Past performance is no indication of future results.

  The above graph represents the hypothetical performance of a portfolio mix of lower-rated bonds and investment grade bonds over the past 12 years. A portfolio invested 100% in investment grade bonds produced a return of approximately 9% with the indicated level of volatility. Moving 30% of assets to lower-rated, high yield bonds (see the point farthest left on the curve) increased total return to nearly 10% while actually reducing volatility. A portfolio invested 100% in lower-rated, high yield bonds returned over 11% but significantly increased volatility and risk. This graph is historical only and is not intended to predict future trends or results.

                                   TAXATION

GENERAL

  The following discussion of federal income tax consequences is for general information only. Prospective investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding and disposing of Shares, as well as the effects thereon of state, local and foreign tax laws and any proposed tax law changes.

  To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986 ("Code"), the Fund must distribute to its Shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on its taxable income for that year (even if that income was distributed to its Shareholders) and all distributions out of its earnings and profits would be taxable to its Shareholders as dividends (that is, ordinary income).

  Dividends and other distributions declared by the Fund in October, November or December of any year and payable to Shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the Shareholders on December 31st of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to Shareholders for the year in which that December 31st falls.

  If the Fund retains any net capital gain (the excess of net long-term capital gain over net short-term capital loss), it may designate the retained amount as undistributed capital gains in a notice to its Shareholders. If the Fund makes such a designation, it will be required to pay federal income tax at the rate of 35% on the undistributed gains ("Fund tax") and each Shareholder subject to federal income tax (1) will be required to include in income, as long-term capital gains, his or her proportionate share of the undistributed gains, (2) will be allowed a credit or refund, as the case may be, for his or her proportionate share of the Fund tax and (3) will increase the tax basis of his or her Shares by the difference between the included income and such share of the Fund tax.

  A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional Shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from U.S. corporations. However, dividends received by a corporate Shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. It is not expected that a significant portion of the Fund's dividends will qualify for this deduction.

  If the Fund has both Shares (i.e., common stock) and preferred stock outstanding, it intends to designate distributions made to each such class in any year as consisting of no more than the class's proportionate share of particular types of income based on the total distributions paid to each class for the year, including distributions out of net capital gain.

  Income from investments in foreign securities, and gains realized thereon, may be subject to foreign withholding or other taxes. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Shareholders will not be able to claim any foreign tax credit or deduction with respect to those foreign taxes.

  The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts. For these purposes, any such income retained by the Fund, and on which it pays federal income tax, will be treated as having been distributed.

PASSIVE FOREIGN INVESTMENT COMPANIES

  The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation--other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder--that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its Shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its Shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain--which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain are not distributed to the Fund by the qualified electing fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements for making the election.

  The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

STRATEGIES USING DERIVATIVE INSTRUMENTS

  Strategies using Derivative Instruments, such as selling (writing) and purchasing options and futures and entering into forward currency contracts, involve complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. These rules also may require the Fund to "mark to market" (that is, treat as sold for their fair market value) at the end of each taxable year certain positions in its portfolio, which may cause the Fund to recognize income and/or gain without receiving cash with which to make distributions necessary to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

  If the Fund has an "appreciated financial position"--generally, an interest (including an interest through an option, futures or forward currency contract, or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

                            ADDITIONAL INFORMATION

STOCK REPURCHASES AND TENDERS

  As discussed in the Prospectus, the Fund's Board may repurchase Shares or make a tender offer for Shares in an effort to reduce or eliminate the discount to net asset value at which the Shares might trade. Even if a tender offer has been made, it will be the Board's announced policy, which may be changed by the Board, not to accept tenders or effect repurchases (or, if a tender offer has not been made, not to initiate a tender offer) if (1) such transactions, if consummated, would (a) result in the delisting of the Shares from the NYSE (the NYSE having advised the Fund that it would consider delisting if the aggregate market value of the outstanding shares is less than $5,000,000, the number of publicly held shares falls below 600,000 or the number of round-lot holders falls below 1,200) or (b) impair the Fund's status as a RIC (which would eliminate the Fund's eligibility to deduct dividends paid to its Shareholders, thus causing its income to be fully taxed at the corporate level in addition to the taxation of Shareholders on distributions received from the Fund); (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase its Shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of trading or limitation on prices of securities generally on the NYSE or any other exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, New York State or any state in which the Fund invests, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other events or conditions that would have a material adverse effect on the Fund or its Shareholders if Shares were repurchased. The Board may modify these conditions in light of experience.

AUDITORS

  Ernst & Young LLP, 787 Seventh Avenue, New York, NY 10019, serves as independent auditors for the Fund.

COUNSEL

  Certain legal matters in connection with the Shares offered hereby will be passed upon for the Fund by Kirkpatrick & Lockhart LLP and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP and its affiliated entities. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.

                        REPORT OF INDEPENDENT AUDITORS

Shareholder and Board of Directors
Managed High Yield Plus Fund Inc.

  We have audited the accompanying statement of assets, liabilities and capital of Managed High Yield Plus Fund Inc. as of June 18, 1998. This statement of assets, liabilities and capital is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets, liabilities and capital based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether this statement of assets, liabilities and capital is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets, liabilities and capital. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets, liabilities and capital presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the statement of assets, liabilities and capital referred to above presents fairly, in all material respects, the financial position of Managed High Yield Plus Fund Inc. at June 18, 1998, in conformity with generally accepted accounting principles.


                                          ERNST & YOUNG LLP

New York, New York
 June 22, 1998

                       MANAGED HIGH YIELD PLUS FUND INC.

                 STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                                 JUNE 18, 1998
ASSETS

    Cash.............................................................. $100,020
    Deferred organization expenses (Note 1)...........................   55,000
                                                                       --------
      Total Assets....................................................
LIABILITIES
    Accrued expenses (Note 1).........................................   55,000
                                                                       --------
NET ASSETS............................................................ $100,020
                                                                       ========
CAPITAL
    Common Stock, par value $.001 per share: 200,000,000 Shares authorized; 6,668 Shares
      issued and outstanding (Note 1)................................. $      7
    Paid in Capital in excess of par..................................  100,013
                                                                       --------
      Total Capital--Equivalent of $15.00 net asset value per share of
       common stock                                                    $100,020
       (Note 1)....................................................... ========

NOTES TO STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

NOTE 1. ORGANIZATION

  The Fund was incorporated under the laws of Maryland on April 24, 1998 as a closed-end, diversified management investment company and has had no operations other than the sale to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") of an aggregate of 6,668 shares for $100,020 on May 12, 1998 and on June 18, 1998.

  On April 3, 1998, Statement of Position 98-5 was issued. Effective for fiscal years beginning after December 15, 1998, the Statement of Position requires that remaining unamortized organization costs on the Fund's statement of assets and liabilities be written off. Deferred organization expenses have been deferred and will be amortized using a straight line method over a period not to exceed one year from the date the Fund commences operations.

  PaineWebber Incorporated (not the Fund) will pay the Underwriters' commissions and the offering costs incurred in connection with the public offering of the Fund's shares.

NOTE 2. MANAGEMENT AND ADMINISTRATION ARRANGEMENTS

  The Fund has engaged Mitchell Hutchins to provide investment management and administration services to the Fund. Mitchell Hutchins will receive a monthly fee for advisory and administration services at an annual rate equal to 0.70% of the Fund's average weekly total assets minus accrued liabilities other than the aggregate indebtedness constituting leverage.

NOTE 3. FEDERAL INCOME TAXES

  The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

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  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE UNDERWRITERS. NEITHER THE DELIVERY OF THE PROSPECTUS OR THIS STATEMENT OF ADDITIONAL INFORMATION, NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS ANY DATE SUBSEQUENT TO ITS DATE. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH THE PROSPECTUS RELATES. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL.

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                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Investment Policies and Restrictions........................................   1
Hedging and Other Strategies Using Derivative Instruments...................  13
Directors and Officers......................................................  21
Control Persons and Principal Holders of Securities.........................  26
Investment Advisory Arrangements............................................  26
Portfolio Transactions......................................................  27
Net Asset Value of Shares...................................................  29
Market Data.................................................................  30
Taxation....................................................................  31
Additional Information......................................................  34
Report of Independent Auditors..............................................  35
Statement of Assets, Liabilities and Capital................................  36


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(C) 1998 PaineWebber Incorporated

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                               26,700,000 SHARES

                                 MANAGED HIGH
                             YIELD PLUS FUND INC.

                               ----------------

                      STATEMENT OF ADDITIONAL INFORMATION

                               ----------------

                           PAINEWEBBER INCORPORATED

                               ----------------

                                 June 24, 1998

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